                                                                    EXHIBIT 10.1


                                LOAN AGREEMENT
                                --------------

          THIS AGREEMENT is made effective as of May 16, 1997, by and between CD WAREHOUSE, Inc., a Delaware corporation, and COMPACT DISCS MANAGEMENT, INC., a Delaware corporation (collectively the "Borrowers") and BANK ONE, OKLAHOMA CITY, a state banking association ("Bank").

                                  WITNESSETH:
                                  ----------

          WHEREAS, the Borrowers and the Bank have agreed to a certain extension of credit by the Bank to the Borrowers in the form of a revolving loan in the Maximum Principal Amount, as hereinafter defined and as evidenced by a certain promissory note described herein; and

          WHEREAS, the Borrowers will use the proceeds of the loan for general working capital purposes, issuing letters of credit, retrofitting existing CD Warehouse stores and the acquisition of existing stores from CD Warehouse franchisees; and

          WHEREAS, the Borrowers desire to secure the obligations under this Agreement and the promissory note with certain property pursuant to the terms and conditions of this Agreement and other loan and security documents as described herein.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

          1.   DEFINITIONS.  As used in this Agreement, the following terms with
               -----------
their initial letters capitalized shall have the following meanings except where the context otherwise requires:

               "Account(s)" shall mean all accounts receivable, contract rights,
                ----------
     franchise agreements, notes, drafts, acceptances, general intangibles, chattel paper and other forms of obligations and receivables owing to Warehouse arising out of or in connection with Warehouse's business, including such as may arise out of the sale, lease or other disposition at any time and from time to time of Inventory, whether now owned or hereafter acquired, and any right to payment for goods sold or leased or for services rendered and the Proceeds thereof, together with all other forms of accounts as may be defined or determined under the Uniform Commercial Code whether such Accounts now exist or are hereinafter acquired.

               "Agreement" shall mean this Loan Agreement, as the same may from
                ---------
     time to time be amended, supplemented or modified.

               "Base Rate" shall mean that fluctuating annual rate of interest
                ---------
     adopted by the Bank, from time to time (whether or not charged or published), as its "Base Rate."

               "Borrowers" shall mean CD Warehouse, Inc., Compact Discs
                ---------
     Management, Inc. and their successors.

               "Borrowing Base" shall mean an amount equal to: (a) 80% of all
                --------------
     Eligible Accounts; plus (b) 50% of the cost of all Eligible Inventory, limited to 50% of the total Borrowing Base; determined monthly by the Bank as reflected in the monthly financial statements of Warehouse.

               "Business Day" shall mean any day other than a Saturday or Sunday
                ------------
     or other holiday on which commercial banks are open for business with the public in Oklahoma City, Oklahoma.

               "Chattel Paper" shall mean any right to payment for a monetary
                -------------
     obligation, together with all other forms of chattel paper as may be defined or determined under the Uniform Commercial Code, whether now owned or hereafter acquired.

               "Collateral" means all of Warehouse's right, title and interest
                ----------
     in and to: (i) all Accounts, Inventory, Chattel Paper, Documents, Equipment, Goods, Instruments and General Intangibles, together with all Proceeds; (ii) all Franchise Agreements and all Proceeds thereof; and (iii) all Leasehold Improvements and all Proceeds thereof.

               "Debt" means, as to any person, all indebtedness, liabilities and
                ----
     obligations of such person, determined in accordance with GAAP, including all contingent and indirect obligations and liabilities.

               "Documents" means all forms of documents as may be defined or
                ---------
     determined under the Uniform Commercial Code, whether now owned or hereafter acquired.

               "Eligible Accounts" means all Accounts owing to Warehouse from
                -----------------
     the time they come into existence until they are collected in full, except for:

                  (i) any Account which is over ninety (90) days past due from the date of first billing;

                  (ii) any Account from a debtor that is an officer, employee, director, agent or shareholder of the Borrowers, or where an Account debtor is a subsidiary of, the parent of, related to or affiliated with the Borrowers, or has common shareholders, officers or directors with the Borrowers;

                  (iii) any Account not arising from a bona fide outright sale of goods or performance of services, or where the Account holder does not have possession or has not delivered to the Bank shipping and delivery receipts evidencing shipment of the goods, and if representing services, the services have not been fully performed for the Account debtor;

                  (iv) any Account which is subject to any claim, set-off, allowance or adjustment by the Account debtor or any counterclaim, including but not limited to any claim, set-off, allowance or adjustment based upon any violation of or failure to comply with any applicable federal or state consumer law;

                  (v) any Account where an Account debtor has returned any of the goods from the sale of which the claim arose, or any partial payment has been made thereon;

                  (vi) any Account subject to any assignment, claim, lien or security interest of any character, or subject to any attachment, levy, garnishment or other judicial process, except the security interest of the Bank;

                  (vii) any Account arising in the ordinary course of business where a notice of bankruptcy, insolvency or adverse change in the financial condition of the Account debtor has been received;

                  (viii) any Account evidenced by a judgment, an Instrument or Chattel Paper;

                  (ix) any Account where the Account debtor is not a resident of the United States and such Account is not supported by a letter of credit satisfactory to the Bank;

                  (x) any Account where the Account debtor is the United States or any department, agency or instrumentality of the United States, or any city, town, municipality or division thereof;

                  (xi) any Account that the Bank has reasonably determined is unsatisfactory;

                  (xii) with respect to any Account which exceeds twenty percent (20%) of the total Accounts, any such excess portion of said Account; and

                  (xiii) all Accounts of any Account debtor who has more than five percent (5%) of its total Accounts past due more than sixty (60) days from date of first billing.

               "Eligible Inventory" means all new and used compact discs which
                ------------------
     are not subject to a purchase money security interest (as that term is defined in the Code) of a third party.

               "Environmental Laws" means all federal, state and local laws,
                ------------------
     rules, regulations, ordinances, and consent decrees relating to health, safety, hazardous substances, and environmental matters applicable to Borrowers' business and facilities. Such laws and regulations include, but are not limited to, the Resource Conservation and Recovery Act, Comprehensive Environmental Response; Compensation and Liability Act; Toxic Substances Control Act; Clean Water Act; Clean Air Act; Comprehensive Environmental Response, Compensation and Liability Information System; all state and federal superlien and environmental cleanup programs; and all other applicable environmental laws and regulations of all applicable jurisdictions.

               "ERISA" means the Employee Retirement Income Security Act of
                -----
     1974, as amended, together with all regulations issued pursuant thereto.

               "Events of Default" shall have that meaning provided in Section 8
                -----------------
     hereof.

               "Equipment" means all tools, equipment, machinery, appliances,
                ---------
     building materials, supplies, furniture, fixtures, furnishings, business records, goods to become fixtures and all other similar tangible personal property of every kind now owned by Warehouse or hereafter acquired, together with all other forms of equipment and fixtures as may be defined or determined under the Uniform Commercial Code.

               "Franchise Agreements" shall mean any and all franchise
                --------------------
     agreements, contracts, contract rights, documents, licenses, general intangibles, chattel paper and other forms of rights in favor of Warehouse and obligations owing to Warehouse arising out of or in connection with any franchise arrangement with any franchisee or other party, and any right to any royalty or other payments thereunder, whether now existing or hereafter incurred.

               "GAAP" means the generally accepted accounting principles,
                ----
     practices and procedures, set forth by the Accounting Principles Board and the American Institute of Certified Public Accountants and the Financial Accounting Standards Board, which are applicable as of the date of the end of the fiscal quarter immediately preceding such date of determination.

               "General Intangibles" means any personal property, including
                -------------------
     things in action, other than Goods, Accounts, Chattel Paper, Documents, Equipment, Instruments, Inventory and money, including any and all patents, trademarks, copyrights and other intellectual property, whether now owned or hereafter acquired, together with all other forms of general intangibles as may be defined or determined under the Uniform Commercial Code.

               "Goods" shall include all things which are movable at the time a
                -----
     security interest attaches or which are fixtures (12A O.S. (S)9-313), together with all other forms of goods as may be defined or determined under the Uniform Commercial Code, whether now owned or hereafter acquired, but does not include money, Documents, Instruments, Accounts, Chattel Paper or General Intangibles, but does include (i) "Equipment" if they are used
                                                   ---------
     or bought for use primarily in business or if the goods are not included in the definition of Inventory, together with all other forms of equipment as may be defined or determined under the Uniform Commercial Code; and (ii) "Inventory" if they are held by a person who holds them for sale or lease
      ---------
     or to be furnished under contracts of service or if he has so furnished them, or if they are raw materials, work in process, or materials used or consumed in a business, together with all other forms of inventory as may be defined or determined under the Uniform Commercial Code.

               "Guaranties" shall mean the absolute, unconditional and unlimited
                ----------
     guaranties of the Guarantors which guarantee the payment and performance of all of the

     Loan and all other obligations of the Borrowers to the Bank, direct or indirect, absolute or contingent, and whether now existing or hereafter incurred, such Guaranties being in form satisfactory to the Bank.

               "Guarantors" shall mean Jerry W. Grizzle, individually, and The
                ----------
     Jerry W. Grizzle and Shawn L. Grizzle Revocable Living Trust dated January 6, 1994.

               "Instrument" shall mean a negotiable instrument, defined in 12A
                ----------
     O.S. (S)3-104, or a security, defined in 12A O.S. (S)8-102, or any other writing which evidences a right to the payment of money and is not itself a security agreement or lease and is a type of which is in the ordinary course of business transferred by delivery with any necessary endorsement or assignment, together with all other forms of instruments as may be defined or determined under the Uniform Commercial Code, whether now owned or hereafter acquired.

               "Inventory" means all inventory, raw materials, finished goods,
                ---------
     work-in-process and all other personal property of whatever nature now or hereafter owned and which are held for sale or lease or are furnished or to be furnished under contracts of service, together with all other forms of inventory as may be defined or determined under the Uniform Commercial Code, whether now owned or hereafter acquired.

               "Leasehold Improvements" shall mean all furniture, fixtures,
                ----------------------
     trade fixtures, machinery, equipment and other moveable or removable personal property of any kind located at, or removed from, any leased facility, whether now owned or hereafter acquired.

               "Letters of Credit" shall mean all letters of credit issued by
                -----------------
     the Bank for the benefit of either of the Borrowers during the term of the Loan.

               "Leverage Ratio" means Total Liabilities divided by Net Worth.
                --------------

               "Lien" means any lien, mortgage, security interest, tax lien,
                ----
     pledge, encumbrance, conditional sale or title retention arrangement, or any other interest in property designed to secure the repayment of Debt, whether arising by agreement or under any statute or law, or otherwise.

               "Loan" means the loan contemplated by this Agreement and
                ----
     described in Section 2 hereof and evidenced by the Note and any outstanding Letters of Credit.

               "Loan Documents" collectively means this Agreement, the Note, the
                --------------
     Letters of Credit, the Guaranties, all security agreements, assignments and financing statements securing the Loan, and all other promissory notes, guaranties, agreements and all other documents, agreements, certificates and instruments executed and delivered in connection with the Loan described herein and any renewals, amendments, supplements or modifications thereof or thereto.

               "Management" means Compact Discs Management, Inc. and its
                ----------
     successors.

               "Material Adverse Effect" means any set of circumstances or
                -----------------------
     events which (i) could have an adverse effect upon the validity, performance or enforceability of this Agreement or any other Loan Documents, (ii) could be material and adverse to the financial condition or business operations of the Borrowers, (iii) could materially impair the ability of the Borrowers to perform its obligations under this Agreement or any other Loan Documents or any other contract, agreement or obligation to which the Borrowers are a party, or (iv) constitutes an Event of Default.

               "Maturity Date" means May 31, 1998, provided that, if the Note is
                -------------
     renewed and extended pursuant to Section 2.5 hereof, the Maturity Date shall then mean May 31, 1999.

               "Maximum Principal Amount" means, during the Original Term, an
                ------------------------
     amount equal to the lesser of (i) $1,000,000.00, or (ii) the amount of the Borrowing Base plus $500,000.00. During the Renewal Term, the "Maximum Principal Amount" shall mean an amount equal to the lesser of (i) $2,000,000.00, or (ii) the amount of the Borrowing Base plus $500,000.00.

               "Note" means the Promissory Note from the Borrowers payable to
                ----
     the order of the Bank in the principal face amount of $2,000,000.00 dated even date herewith, and all renewals, extensions, modifications and substitutions thereto and therefor.

               "Original Term" means the period beginning with the date of the
                -------------
     Note and ending on May 31, 1998.

               "PBGC" means the Pension Benefit Guaranty Corporation and any
                ----
     successor to all or any of its functions under ERISA.

               "Permitted Debt" means (i) any accounts payable, taxes,
                ---------------
     insurance, operating expenses and all other general and administrative expenses of the Borrowers incurred in the normal course of Borrowers' business operations, including real property lease agreements, and (ii) any intercompany indebtedness incurred for the purpose of purchasing Inventory, with all such obligations in (i) and (ii) being in amounts and of the types as are consistent with those identified in the latest financial statements of the Borrowers.

               "Permitted Liens" mean any Lien attaching to property of either
                ---------------
     of the Borrowers for the purpose of securing a purchase money security interest in Inventory of the Borrowers.

               "Proceeds" means:  (i) all amounts, sums, revenues and income
                --------
     which become payable from any of the Collateral (including any after-acquired properties); (ii) whatever is received upon the sale, exchange, collection or other disposition of the Collateral or Proceeds; and (iii) all "proceeds" as defined or determined under the Uniform Commercial Code. An Instrument payable by reason of loss or damage to the Collateral is Proceeds.

               "Regulation D" means Regulation D of the Board of Governors of
                ------------
     the Federal Reserve System, as in effect from time to time.

               "Regulation U" means Regulation U of the Board of Governors of
                ------------
     the Federal Reserve System, as in effect from time to time.

               "Regulation X" means Regulation X promulgated by the Board of
                ------------
     Governors of the Federal Reserve System, as in effect from time to time.

               "Renewal Term" means the period beginning on June 1, 1998, and
                ------------
     ending on May 31, 1999.

               "Request for Advance" means a completed request for cash advances
                -------------------
     in the form of Exhibit "A" hereto.

               "Tangible Net Worth" means the difference between Warehouse's
                ------------------
     (i) Total Assets, excluding any intangibles, and (ii) Total Liabilities, all as set forth in the financial statements of Warehouse and as determined under GAAP.

               "Total Assets" shall mean the Total Assets of Warehouse as
                ------------
     reflected on Warehouse's financial statements and as accounted for under GAAP.

               "Total Liabilities" shall mean the Total Liabilities of Warehouse
                -----------------
     as reflected on Warehouse's financial statements and as accounted for under GAAP.

               "Uniform Commercial Code" means the Uniform Commercial Code of
                -----------------------
     the State of Oklahoma (12A O.S. (S)9-101 et. seq.), as amended from time to time.

               "Warehouse" means CD Warehouse, Inc. and its successors.
                ---------

               "Working Capital" means the difference between the current assets
                ---------------
     and current liabilities of Warehouse as determined in accordance with GAAP.

               1.1  Other Definitional Provisions.
                    -----------------------------

               (a) All terms defined in this Agreement shall have the above-defined meanings when used in the Note or any Loan Document, certificate, report or other document made or delivered pursuant to this Agreement, unless the context shall otherwise require.

               (b) Unless otherwise specified herein, all accounting terms shall be interpreted in accordance with GAAP.

               (c) Defined terms used herein in the singular shall include the plural and vice versa.
                ----------

               (d) The words "hereof", "herein", "hereunder" and similar terms when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

          2.   LOAN TERMS.  Subject to the terms and conditions hereof, and the
               ----------
terms and conditions of the Loan Documents, the Bank agrees to extend credit to the Borrowers, and the Borrowers, jointly and severally, agree to such extension of credit from the Bank, in the Maximum Principal Amount, together with interest thereon as described herein, which will be evidenced by a Promissory Note in the principal face amount of $2,000,000.00, together with all renewals, extensions, modifications and substitutions thereto ("Note") and any outstanding Letters of Credit, the proceeds of which shall be used for general working capital purposes, retrofitting existing Warehouse stores and the acquisition of existing stores from Warehouse's franchisees. All issued and outstanding Letters of Credit shall be deemed advances made on the Note and shall be subject to the restrictions on advances contained in Section 2.4 hereof. This credit will be in the form of a revolving line of credit which Borrowers may borrow, repay and reborrow in accordance with the terms and conditions of this Agreement and the Note.

               2.1  Principal.  During the Original Term, the outstanding
                    ---------
     principal amount of the Note and the amount of any outstanding Letters of Credit shall not exceed the Maximum Principal Amount applicable for the Original Term. During the Renewal Term, if any, the outstanding principal amount of the Note and the amount of any outstanding Letters of Credit shall not exceed the Maximum Principal Amount applicable for the Renewal Term.

               2.2  Interest.  The principal amount of the Note shall bear
                    --------
     interest per annum, accrued from the date of disbursement, at a rate of interest equal to three-quarters of one percent (0.75%) in excess of the Base Rate, as such rate may change from time to time hereafter. Each change in the per annum interest rate charged hereunder shall become effective, without notice (which notice is hereby waived), on the date of such change. As of the effective date hereof, the Base Rate is eight and one-half percent (8.50%) per annum and the initial rate hereunder is nine and one-quarter percent (9.25%) per annum. The Bank may, from time to time, extend credit to anyone at rates of interest varying from, and having no relationship to the Base Rate. The interest rate described above shall be calculated on the basis of actual number of days elapsed, but computed as if each calendar year consisted of a 360 day year.

               2.3  Repayment of Note.  During the Original Term of the Note,
                    -----------------
     payments of the accrued interest on the outstanding principal balance of the Note and any principal amount in excess of the Maximum Principal Amount, shall be due and payable monthly beginning May 31, 1997, and continuing thereafter on the last day of each and every month and at maturity. On the Maturity Date for the Original Term, all outstanding and unpaid principal and all accrued and unpaid interest on the Note shall be immediately due and payable. If the Note is renewed for the Renewal Term as provided in Section 2.5 hereof, the during the Renewal Term, payments of the accrued interest on the outstanding principal balance of the Note and any principal amount in excess of the Maximum

     Principal Amount, shall be due and payable monthly beginning June 30, 1998, and continuing thereafter on the last day of each and every month and at maturity. On the Maturity Date for the Renewal Term, all outstanding and unpaid principal and all accrued and unpaid interest on the Note shall be immediately due and payable.

               2.4  Advances on Note.  Advances under the Note (and issuing
                    ----------------
     Letters of Credit which shall be deemed advances under the Note) will be made from time to time prior to the Maturity Date thereof upon Borrowers' request; provided however, the aggregate principal amount at any one time outstanding on the Note and all outstanding Letters of Credit shall not exceed the Maximum Principal Amount. All advances on the Note (or with respect to a Letter of Credit) shall be made in accordance with this Agreement and the Bank shall not be obligated to make an advance on the
     Note if (i) an Event of Default shall exist under this Agreement at the time of a requested advance, or (ii) the amount of such advance and all other outstanding advances made by the Bank to Borrowers under the Note would exceed the Maximum Principal Amount.

               Borrowers may request a cash advance orally, but must deliver to the Bank within twenty four (24) hours of such oral request, a written confirmation of the request for an advance in the form of a Request for Advance signed by an authorized officer of Warehouse and a signed Borrowing Base certificate described in Section 6.1.2 hereof indicating sufficient credit availability under the Note. Borrower must request an advance in the form a Letter of Credit in writing in the form of the Request for Advance accompanied by the Borrowing Base certificate as described above. Each oral request shall be deemed a representation, warranty, acknowledgment and agreement by Borrowers as to the matters which are required to be contained in the written requests. Subject to the limitations on advances contained above, the Bank shall deposit the amount of such advance in a designated account of Warehouse maintained at the Bank on the same business day as any request is received by 2:00 p.m. on such date, or on the next business day, if such request is received later than 2:00 p.m. Subject to the limitations on advances contained above, the Bank may issue any Letter of Credit within three (3) business days of receipt of information relating to such Letter of Credit that is satisfactory in all reasonable respects to the Bank. All amounts advanced to Borrowers and all obligations evidenced by Letters of Credit shall be evidenced by the Note.

               2.5  Renewal and Extension.  The Note shall be renewed and
                    ---------------------
     extended for the Renewal Term only in the event that the Borrowers are in full and complete compliance with all terms, conditions and covenants in this Agreement and the other Loan Documents and no Event of Default exists on the Maturity Date of the Original Term, said compliance to be determined in the sole discretion of the Bank.

               2.6  Payments.  The principal of and interest on the Note shall
                    --------
     be payable in lawful money of the United States of America, in immediately available funds, at the principal office of the Bank in Oklahoma City, Oklahoma. All such payments shall be made not later than 2:00 p.m., Oklahoma City time, on the date due, and funds received for principal payments on the Note after such hour on any day shall be treated for all purposes of this Agreement as having been received on the next succeeding Business Day in Oklahoma City. If any payment made by the Borrowers under this Agreement or the Note is to be made on a day not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time will in such case be included in computing interest, if any, in connection with such payment.

               2.7  Default Interest.  While any Event of Default exists
                    ----------------
     hereunder or under the Note or any of the Loan Documents, which has not been cured as provided in this Agreement, in lieu of the interest rate provided herein and in the Note, all sums owing by Borrowers to Bank in connection with the Loan shall bear interest at the rate equal to five percent (5%) per annum in excess of the Base Rate, accrued from the date of the Event of Default but after any applicable grace period to cure said Event of Default as is provided for herein, to the date on which such Event of Default is cured.

               2.8. Nonuse Fee.  If the average daily outstanding principal
                    ----------
     balance of the Note during any calendar quarter within the Original Term or the Renewal Term is less than the Maximum Principal Amount, then on the last day of each calendar quarter, beginning June 30, 1997, the Borrowers shall pay to the Bank a nonuse fee equal to one-half of one percent (0.5%) of the unused Maximum Principal Amount of the Note for such calendar quarter.

               2.9  Letter of Credit Fees.  Prior to the issuance of any Letter
                    ---------------------
     of Credit hereunder, the Borrowers shall pay to the Bank a fee equal to one and one-quarter percent (1.25%) per annum on the amount of the Letter of Credit for the period such Letter of Credit shall be outstanding, with a minimum fee on each Letter of Credit of $400. Amendments to any outstanding Letter of Credit shall require a fee of $60 per amendment, payable at the time of the amendment.

          3.   CONDITIONS OF LENDING.  The obligation of the Bank to perform
               ---------------------
this Agreement and to extend the Loan as described herein is subject to the performance of the following conditions precedent:

               3.1  Loan Documents.  This Agreement, the Note, the Guaranties,
                    --------------
     the other Loan Documents, and all other documents required by the Bank shall have been duly executed, acknowledged (where appropriate) and delivered to the Bank, all in form and substance satisfactory to the Bank. All of the Loan Documents which require filing or recordation for the perfection of Liens on the Collateral shall be properly filed or recorded in all appropriate recording offices and the Borrowers shall have reimbursed the Bank for all costs, including reasonable attorney's fees, pertaining thereto.

               3.2  Information.  The Borrowers and Guarantors shall have
                    -----------
     furnished to the Bank such financial statements and other information as the Bank shall have requested, including but not limited to, the Borrowers' December 31, 1996 financial statements, the Guarantors' recent financial statements, and the last two years federal income tax statements for the Guarantors, including all supporting schedules.

               3.3  No Default, Representations and Warranties.  No Events of
                    ------------------------------------------
     Default shall have occurred and be continuing under this Agreement or the Loan Documents. All representations and warranties contained herein shall be true and correct.

               3.4  Authority.  The Borrowers shall have delivered to the Bank
                    ---------
     such resolutions and other documents reasonably required to authorize the execution, delivery and performance of the Loan Documents, all in form and substance satisfactory to the Bank, together with certified copies of the Borrowers' Certificates of Incorporation (and amendments), Bylaws (and amendments), Certificate of Good Standing from the State of Delaware, and Certificates of Foreign Qualification and Good Standing Certificates from the State of Oklahoma.

               3.5  Incumbency Certificate.  The Bank shall have received a
                    ----------------------
     certificate from an officer of each Borrower which shall certify the names of the persons authorized to sign each of the Loan Documents to be executed by such person and the other documents or certificates to be delivered by such person pursuant to the Loan Documents, together with the true signatures of each of such persons. Bank may conclusively rely on the certificates until Bank shall receive a further certificate from an officer of a Borrower canceling or amending the prior certificate and submitting the signatures of the persons named in such further certificate.

               3.6  Litigation.  The Bank shall have received a Litigation
                    ----------
     Certificate in the form of Exhibit "B" attached hereto, signed by an authorized officer of Borrowers stating that no litigation, investigation or proceeding before or by an arbitrator or court is continuing or threatened against Borrowers or the Collateral (i) with respect to this Agreement, the Note, any other Loan Documents, or any of the transactions contemplated hereby or thereby, or (ii) which could have a Material Adverse Effect on Borrowers. Bank shall also receive either (a) a summary and analysis of all litigation in which Borrowers are involved or (b) an opinion of counsel, in form and substance acceptable to Bank, to the effect that no litigation in which Borrowers are involved would, in the event of an adverse determination, have a Material Adverse Effect.

               3.7  UCC Information.  The Bank shall have received and reviewed
                    ---------------
     copies of UCC Title Searches for Warehouse from such jurisdictions as the Bank may determine, and all Liens of any party on the Collateral as evidenced by such information shall have been released to the satisfaction of the Bank.

               3.8  Insurance.  Warehouse shall have provided to the Bank,
                    ---------
     endorsements to all insurance policies of Warehouse described in Section
     4.16 hereof, which endorsements shall name the Bank as an additional insured to the extent of the Bank's interest in the Collateral.

               3.9  Expenses.  The Borrowers shall have paid all of the Bank's
                    --------
     costs and expenses, including reasonable fees of legal counsel, incurred in the negotiation and preparation of the Loan Documents and in closing and perfecting the rights of the Bank under the Loan Documents.

               3.10 Certification of Eligible Accounts.  The Bank shall have
                    ----------------------------------
     received and approved an initial list of all Eligible Accounts from Warehouse, which list will include appropriate agings of the Eligible Accounts, certified as true and correct by an authorized party for Warehouse and in form satisfactory to the Bank.

               3.11 Eligible Inventory List.  The Bank shall have received and
                    -----------------------
     approved an initial list from Warehouse of the respective locations where all Eligible Inventory is located and identifies the amount of new and used compact discs at each such location.

               3.12 Lease Obligations.  The Bank shall have received and
                    -----------------
     approved an initial list of all real property lease obligations of Warehouse covering a period of twelve (12) months from the date of this Agreement, including a description of Management's obligations with respect to any real property leases, if any.

          4.   REPRESENTATIONS AND WARRANTIES.  To induce the Bank to extend the
               ------------------------------
Loan and enter into this Agreement, the Borrowers represent and warrant to the Bank during the term of the Loan and any and all renewals and extensions thereof, as follows:

               4.1  Existence.  The Borrowers are duly organized, validly
                    ---------
     existing, and in good standing under the law of their state of organization, and are authorized to do business in all jurisdictions in which their ownership of property and transaction of business legally requires such authorization, and Borrowers have full power, authority, and legal right to own their property and transact business as presently transacted or proposed to be transacted.

               4.2  Authority.  The execution, delivery and performance of the
                    ---------
     Loan Documents by the Borrowers are within the power of the Borrowers, have been duly authorized, is not in contravention of law or the terms of the Borrowers' certificates of incorporation or other organization documents, or of any indenture, agreement or undertaking to which the Borrowers are a party or by which they are bound.

               4.3  Governmental Authorization.  The execution, delivery, and
                    --------------------------
     performance by the Borrowers of this Agreement requires no approval of or filing with any governmental authority.

               4.4  Binding Effect.  This Agreement and the Loan Documents, when
                    --------------
     duly executed and delivered, will constitute legal, valid, and binding obligations of the Borrowers, fully enforceable in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditor's rights generally.

               4.5  Financial Condition.  Subject to any limitations stated
                    -------------------
     therein or in connection therewith, all balance sheets, earnings statements, and other financial data which have been or may hereafter be furnished to the Bank to induce the Bank to enter into this Agreement or otherwise in connection herewith, do or shall fairly represent the financial condition of the Borrowers as of the dates and the results of operations for the periods for which the same are furnished, are, or shall be at the time the same are so furnished, accurate and correct in all material respects and complete insofar as completeness may be necessary to give the Bank a true and accurate knowledge of the respective subject matter involved.

               4.6  Litigation.  Except as described in the Litigation
                    ----------
     Certificate attached hereto as Exhibit "B", there is no action, suit, investigation or proceeding pending, or to the knowledge of Borrowers threatened against Borrowers or any of the Collateral, which would have a Material Adverse Effect on Warehouse's or the Bank's rights in the Collateral.

               4.7  Taxes.  The Borrowers have filed all tax returns which are
                    -----
     required to be filed and has paid all taxes due pursuant to such returns or pursuant to any assessment received by the Borrowers. This provision, however, does not preclude the Borrowers from filing proper extensions or protesting by proper procedure any tax, assessment or penalty.

               4.8  Permits.  The Borrowers have all licenses, permits,
                    -------
     certificates, consents and franchises, and all necessary filings associated thereto have been made, in order to carry on their respective business as now being conducted and to own or lease and operate their properties as now owned, leased or operated. All such licenses, permits, certificates, consents, and franchises are valid and subsistent, and the Borrowers are not in violation thereof to the extent such violation would cause a Material Adverse Effect.

               4.9  Title to Collateral and No Liens.  All of the Collateral is
                    --------------------------------
     free and clear of all Liens, except for Permitted Liens, and Warehouse has good and defensible title to such Collateral.

               4.10 Full Disclosure.  Except as otherwise disclosed to Bank in
                    ---------------
     writing prior to the execution of this Agreement, there is no material fact that Borrowers have not disclosed to Bank which could have a Material Adverse Effect on the properties, business, prospects or condition (financial or otherwise) of Borrowers. Neither the financial statements referenced in Section 4.5 hereof, nor any certificate or statement delivered herewith or heretofore by Borrowers to Bank in connection with the negotiations of this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary to keep the statements contained herein or therein from being misleading which would have a Material Adverse Effect.

               4.11 Use of Proceeds; Margin Stock.  The proceeds of the Loan
                    -----------------------------
     will be used by Borrowers solely for the purposes described herein. None of such proceeds will be used for the purpose of purchasing or carrying any "margin stock" as defined in Regulation U or Regulation X, or for the purpose of reducing or retiring any Debt which was originally incurred to purchase or carry a margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of such Regulation U or Regulation X. Borrowers are not engaged in the business of extending credit for the purpose of purchasing or carrying margin stocks. Borrowers have not taken or will not take any action which might cause the Note or any of the other Loan Documents, including this Agreement, to violate Regulation U or Regulation X, or any other regulations of the Board of Governors of the Federal Reserve System or to violate Section 8 of the Securities Exchange Act of 1934 or any rule or regulation thereunder, in each case as now in effect or as the same may hereinafter be in effect. Borrowers do not own margin stock.

               4.12 Principal Office, Etc.  The principal office, chief
                    ----------------------
     executive office and principal place of business of Warehouse is 1204 Sovereign Row, Oklahoma City, 73108. Warehouse maintains its principal records and books at such address. The Collateral is located at such locations as stated by Warehouse pursuant to Section 3.11 hereof.

               4.13 ERISA.  Borrowers are in compliance with all ERISA
                    -----
     requirements and interpretations with respect to any employee benefit plan of the Borrowers and have not incurred any liability to PBGC with respect to any such plan.

               4.14 Compliance With Law.  Borrowers are not in violation of any
               -------------------
     law, rule, regulation, order or decree which is applicable to Borrowers or their properties the result of which could have a Material Adverse Effect.

               4.15 Casualties.  Neither the business nor the properties of
                    ----------
     Borrowers are currently affected by any environmental hazard, fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or other casualty (whether or not covered by insurance), which could have a Material Adverse Effect.

               4.16 Insurance.  The Collateral is insured in accordance with the
                    ---------
     coverage set forth in Exhibit "C" hereto, with the Bank as an additional insured to the extent of its interest therein. There has been no receipt of any notice from any insurer indicating that coverage or premium rates will be materially changed in the future with respect to the Collateral or indicating that the Collateral may not qualify for continued coverage with respect to any such insurance. Warehouse is in full compliance with all such insurance contracts and the same are in full force and effect and are enforceable in accordance with their terms.

               4.17 Hazardous Substances.  To the best of Borrowers' knowledge,
                    --------------------
     all environmental permits, certificates, licenses, approvals, registrations and authorizations required under all Environmental Laws in connection with the business of Borrowers have been obtained. No unremedied notice, citation, summons or order has been issued, no unremedied complaint has been filed, no unremedied penalty has been assessed and, to the best of Borrowers' knowledge, no investigation or review is pending or threatened by any governmental entity with respect to any generation, treatment, storage, recycling, transportation or disposal of any hazardous or toxic or polluting substance or waste (including petroleum products and radioactive materials) generated or used ("Hazardous Substances") by Borrowers which would have a Material Adverse Effect.

               4.18 No Event of Default.  No Event of Default has occurred and
                    -------------------
     is continuing.

               4.19 Survival of Representations.  All of the representations and
                    ---------------------------
     warranties made by the Borrowers herein will survive the delivery of the Loan Documents and any renewal and extension of the Loan hereunder. All statements contained in any certificate or other instrument delivered by or on behalf of the Borrowers under or pursuant to this Agreement or in connection with the transactions contemplated hereby shall constitute representations and warranties made by the Borrowers hereunder as applicable.

          5.   SECURITY.  The Loan shall be secured by first and prior Liens on
               --------
the Collateral in favor of the Bank pursuant to the Loan Documents, subject only to such other exceptions or other liens or encumbrances as may be consented to by the Bank in writing. From time to time during the term of this Agreement, the Bank may reasonably require Warehouse to execute and deliver other and further Loan Documents to confirm and further secure the interest of the Bank in the Collateral, which Warehouse agrees they will so execute and deliver upon request. The Loan shall be guaranteed by the Guarantors pursuant to the Guaranties.

          6.   AFFIRMATIVE COVENANTS.  Until payment in full of the Loan, the
               ---------------------
Borrowers agree, unless the Bank shall otherwise consent in writing, to perform or cause to be performed the following agreements:

               6.1  Financial Statements and Information.
                    ------------------------------------

                    6.1.1.    Monthly Financial Statements.  Warehouse shall
                              ----------------------------
          furnish to Bank, within twenty (20) days after the close of each calendar month, complete copies of Warehouse's financial statements, including balance sheets and income statements, as of the close of such month, prepared internally by Warehouse and in form satisfactory to the Bank in accordance with GAAP applied on a consistent basis.

                    6.1.2     Monthly Borrowing Base and Other Reports.  Within
                               ----------------------------------------
          twenty (20) business days after the end of each calendar month, Warehouse shall execute and deliver to the Bank a Borrowing Base Certificate in the form of Exhibit "E" attached hereto and shall provide the Bank with Accounts aging reports and Inventory reports in form acceptable to the Bank

                    6.1.3     Quarterly Compliance Certificate.  Warehouse shall
                              --------------------------------
          furnish to the Bank, within forty-five (45) days after the close of each calendar quarter, an executed Compliance Certificate in the form of Exhibit "D" attached hereto.

                    6.1.4     Quarterly Lease Summary.  Warehouse shall furnish
                              -----------------------
          to the Bank, within forty-five days after the close of each calendar quarter, a detailed summary of all future real estate lease and rental obligations of Warehouse, and if applicable, Management.

                    6.1.5     Audited Annual Financial Statements.  For the year
                              -----------------------------------
          ending December 31, 1996, and annually thereafter, the Borrowers shall furnish to Bank, within ninety (90) days after the close of such year, complete copies of the Borrowers' audited annual financial statements, including balance sheets, income statements and statements of sources and uses of funds with accompanying notes and schedules, as of the close of such year, prepared by accountants acceptable to the Bank and in form satisfactory to the Bank in accordance with GAAP applied on a consistent basis. All such audited financial statements shall be unqualified.

                    6.1.6     SEC Filings.  Warehouse shall furnish to Bank,
                              -----------
          within forty- five (45) days after the close of each calendar quarter, complete copies of Warehouse's Form 10-Q as filed with the Securities and Exchange Commission ("SEC"), and within ninety (90) days after the close of each fiscal year of Warehouse, complete copies of Warehouse's Form 10-K as filed with the SEC.

                    6.1.7     Annual Budget and Capital Expenditures.  Warehouse
                              --------------------------------------
          shall furnish to the Bank, within thirty (30) days after the close of its fiscal year, complete copies of Warehouse's annual budget for the upcoming fiscal year, including a capital expenditures budget.

                    6.1.8     Field Audit.  On or about July 1 of each year, the
                              -----------
          Bank shall have the right, but not the obligation, to conduct an annual field audits of the books and records of the Borrowers in accordance with Section 6.8 hereof, at the sole cost and expense of the Bank.

                    6.1.9     Guarantors' Financial Statements.  The Borrowers
                              --------------------------------
          shall cause Guarantors to furnish to Bank, within thirty (30) days after the close of each calendar year, complete copies of the Guarantors' financial statements, including balance sheets and income statements and inclusive of all contingent liabilities and supporting information, as of the close of such calendar year and true and correct in all respects. Further, the Borrowers shall cause Guarantors to furnish to Bank, within thirty (30) days of filing, a copy of each of the Guarantors' federal income tax returns for each year.

                    6.1.10    Other Financial Statements.  The Borrowers shall
                              --------------------------
          also furnish to the Bank such other information concerning the financial affairs of the Borrowers or the Guarantors as the Bank might reasonably request.

               6.2  Taxes.  All taxes, assessments, governmental charges and
                    -----
     levies imposed on the Borrowers and its assets, income and profits will be paid prior to the date on which penalties attach thereto; PROVIDED, HOWEVER, that the Borrowers will not be required to pay any such charge which is being contested in good faith by proper proceedings and the imposition of such charge would not have a Material Adverse Effect on the Borrowers.

               6.3  Additional Assurances.  The Borrowers shall execute,
                    ---------------------
     acknowledge and deliver to the Bank such instruments, documents, and any other items in a form acceptable to Bank as the Bank may reasonably require, in good faith, in order to more fully carry out the transactions contemplated herein.

               6.4  Performance of Obligations.  The Borrowers shall pay the
               --------------------------
     Note according to the reading, tenor and effect thereof, and Borrowers will do and perform every act and discharge all obligations provided herein or in any Loan Document to be performed and discharged or as contemplated hereby, at the time or times and in the manner specified.

               6.5  Expenses.  The Borrowers shall pay all costs and expenses
                    --------
     required to satisfy the conditions of this Agreement. Without limitation of the generality of the foregoing, Borrowers will pay: (i) all of the reasonable fees and expenses of counsel employed by the Bank in connection with preparing the loan documentation; (ii) all of the fees, expenses and costs of perfecting the Liens on the Collateral; (iii) all reasonable costs and expenses of Bank (including, without limitation, the reasonable attorneys' fees of Bank's legal counsel) incurred by Bank in connection with the preservation and enforcement of this Agreement, the Note, and/or the other Loan Documents; and (iv) all reasonable costs and expenses, including any reasonable fees and expenses of counsel employed by the Bank, in regard to any litigation arising out of or relating to this transaction and all other reasonable costs, fees and expenses involved in the enforcement or defense of this Agreement, the Loan Documents or any instrument executed pursuant hereto.

               6.6  Existence.  The Borrowers shall take all necessary actions
                    ---------
     to preserve the Borrowers' existence and their right to conduct business in the applicable jurisdictions; to obtain and retain all material approvals, consents, permits, licenses and certificates from all applicable governmental authorities; to comply with all valid and applicable statutes, rules and regulations; and to continue to conduct their business in substantially the same manner as such business is now conducted or anticipated to be conducted.

               6.7  Litigation.  The Borrowers shall notify the Bank at any time
                    ----------
     of any action, suit, investigation or proceeding pending or threatened against the Borrowers which may have a Material Adverse Effect.

               6.8  Books and Records; Access.  Subject to the limitations
                    -------------------------
     afforded as a result of the attorney/client privilege, Borrowers shall give any representative of Bank reasonable access during normal business hours to, and permit such representative to examine, copy or make excerpts from, any and all books, records and documents in the possession of Borrowers and relating to the Borrowers' affairs, and to inspect any of the properties of Borrowers. The Borrowers shall maintain complete and accurate books and records of their transactions in accordance with good accounting practices.

               6.9  Compliance with Law.  Borrowers shall comply with all
                    -------------------
     applicable laws, rules, regulations, and all orders of any court or tribunal applicable to the Borrowers or any of their property, business operations or transactions, a breach of which could have a Material Adverse Effect.

               6.10 Insurance.  Warehouse shall maintain, or cause to be
                    ---------
     maintained, in full force and effect during the term of the Loan the insurance described in Exhibit "C". Warehouse shall deliver or cause to be delivered to the Bank (a) contemporaneously with the execution hereof, copies of the policies evidencing such insurance or certificates evidencing such policies, and (b) copies of all renewal policies, or certificates evidencing such policies, at least fourteen days before the expiration of each expiring policy. Warehouse shall promptly notify the Bank in writing of the occurrence of any loss or damage to the Collateral that is covered by the insurance policies. All policies of insurance required hereunder shall contain an endorsement or agreement by the insurer that any loss shall be payable in accordance with the terms of such policy notwithstanding any act or negligence of Warehouse which might otherwise result in the forfeiture of said insurance. All property damage policies of insurance shall insure Bank's interest in the Collateral as a secured party and all liability insurance policies shall name Bank as an additional insured as its interest may appear. All such policies shall contain a provision that such policies will not be canceled or materially amended, which term shall include any reduction in the scope or the limits of coverage, without at least twenty (20) days' prior written notice to Bank. All policies of insurance required hereunder shall be issued by companies having a Best's rating of at least A:XII, and shall be in amounts specified herein or otherwise satisfactory to Bank.

               6.11 Authorizations and Approvals.  Borrowers shall promptly
                    ----------------------------
     obtain, from time to time at their own expense, all such governmental licenses, authorizations, consents, permits and approvals which may be required or necessary in the Borrowers' business or with respect to their assets and properties if the failure to obtain the same could have a Material Adverse Effect.

               6.12 ERISA Compliance.  Borrowers shall (i) at all times, make
                    ----------------
     prompt payment of all contributions required under all employee benefit plans and as required to meet the minimum funding standard set forth in ERISA with respect to its plans, (ii) notify Bank immediately of any fact, including, but not limited to, any reportable event arising in connection with any of their plans, which might constitute grounds for termination thereof by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer such plan, together with a statement, if requested by Bank, as to the reason therefor and the action, if any, proposed to be taken with respect thereto, and (iii) furnish to Bank, upon its request, such additional information concerning any of their plans as may be reasonably requested.

               6.13 Banking Accounts.  Warehouse shall establish and maintain
                    ----------------
     all of its general operating banking accounts with the Bank and shall establish such control and administrative devices with respect to such accounts as the Bank may reasonably request. Such accounts shall include a designated account of Warehouse which shall be used by Warehouse for depositing all payments and other revenues received under any of the Franchise Agreements.

               6.14 Maintenance of Collateral.  Warehouse will do all things
                    -------------------------
     necessary to maintain, preserve, protect and keep all the Collateral in good condition, and make all necessary and proper repairs, renewals and replacements thereto so that the business anticipated by Warehouse through the ownership, operation or use of the Collateral can be performed and conducted at all times.

          7.   NEGATIVE COVENANTS.  Until payment in full of the Loan, the
               ------------------
Borrowers shall not, unless the Bank shall otherwise consent in writing, violate or cause to be violated the following:

               7.1  Limitation on Debt.  The Borrowers shall not incur, create,
                    ------------------
     contract, assume, have outstanding, guarantee or otherwise be or become directly or indirectly, liable in respect of any Debt, except Permitted Debt.

               7.2  Limitation on Liens.  Warehouse shall not create, incur,
                    -------------------
     permit or suffer to exist any Lien upon any of the Collateral, except Permitted Liens. Management shall not create, incur, permit or suffer to exist any Lien upon any material portion of its assets or properties.

               7.3  Liquidation; Merger; Consolidation; Change of Name.
                    --------------------------------------------------
     Borrowers will not liquidate or discontinue their normal operations with an intention to liquidate and will not merge or consolidate with any corporation, firm or partnership, or change their corporate names.

               7.4  Tangible Net Worth.  Warehouse shall not permit its Tangible
                    ------------------
     Net Worth to be less than an amount equal to the sum of (i) $1,500,000.00, plus (ii) eighty percent (80%) of the Net Income of Warehouse realized after the date of this Agreement. Tangible Net Worth shall be calculated quarterly as of the last day of each calendar quarter. For purposes hereof, "Net Income" shall have the meaning of such term under GAAP.

               7.5  Working Capital.  Warehouse shall not permit its Working
                    ---------------
     Capital to be less than $350,000.00. Working Capital shall be calculated quarterly as of the last day of each calendar quarter.

               7.6  Leverage Ratio.  Warehouse shall not permit its Leverage
                    --------------
     Ratio to be greater than 1.0 to 1.0 as determined on the last day of each calendar quarter.

               7.7  Debt Coverage.  Warehouse shall not permit the ratio of its
                    -------------
     (i) Net Income after taxes and tax accruals, plus interest, and less all
                                                  ----               ----
     franchise and development fees, all during the period of one year immediately preceding the date of determination, to (ii) all interest expense during the period of the immediately preceding twelve (12) months, to be less than 1.75 to 1.00. Such ratio shall be determined quarterly by the Bank as of the last day of each calendar quarter.

               7.8  Capital Expenditures.  Warehouse shall not expend or incur
                    --------------------
     more than $750,000.00 in the aggregate during any calendar year for capital expenditures, including capitalized leases.

               7.9  Acquisition and Development of Stores.  Warehouse shall not
                    -------------------------------------
     acquire, directly or indirectly, from any franchise of Warehouse stores, any such franchised stores or the assets associated therewith, which acquisitions shall exceed, during any twelve (12) month period, the amounts of (i) $60,000.00 for any single store and related assets, or (ii) $250,000 for all such stores and related assets.

               7.10 Liquid Assets.   Warehouse shall cause Jerry W. Grizzle to
                    -------------
     maintain liquid assets of not less than $500,000.00 at all times throughout the term of this Agreement.

               7.11 Dividends and Distributions.  Borrowers shall not declare or
                    ---------------------------
     pay any cash or stock dividends or make any other distributions of cash, stock or property to their respective shareholders or to any of the Guarantors.

               7.12 Change of Business.  The Borrowers shall not change or
                    ------------------
     otherwise discontinue their primary lines of business from those existing on the date hereof.

               7.13 Sale or Disposition of Collateral.  Warehouse shall not
                    ---------------------------------
     sell, assign, dispose or otherwise transfer any of the Collateral to any other person or entity, except Inventory in the ordinary course of business and for fair consideration.

               7.14 Stock Redemptions and Repurchases.  The Borrowers shall not
                    ---------------------------------
     redeem, retire or repurchase any of the shares of capital stock of either of the Borrowers or any subsidiary of the Borrowers.

               7.15 Affiliated Transactions.  The Borrowers shall not enter
                    -----------------------
     into any transaction for goods, services or otherwise with any employee, director or shareholder of either of the Borrowers, or any related or affiliated entity or interest of such employee, director or shareholder of the Borrowers, unless such transactions are bona fide transactions for fair consideration.

          8.   EVENTS OF DEFAULT.  The following shall constitute Events of
               -----------------
Default hereunder and under each of the Loan Documents:

               8.1  Nonpayment of Note.  Default in payment when due of any
                    ------------------
     principal or interest due and owing on the Note.

               8.2  Other Nonpayment.  Default in payment when due of any amount
                    ----------------
     payable to the Bank under the terms of this Agreement, the Loan Documents or any other obligation or agreement between the Borrowers and the Bank, whether now existing or hereafter incurred.

               8.3  Breach of Covenants.  Default by the Borrowers in the
                    -------------------
     performance or observance of any covenant or agreement contained in this Agreement, the Loan Documents, or any agreement in connection therewith, or under the terms of any other instrument delivered to the Bank in connection with this Agreement.

               8.4  Representations and Warranties.  Any representation or
                    ------------------------------
     warranty herein, or any representation, statement, certificate, schedule or report made or furnished to the Bank on behalf of the Borrowers proves to be false or erroneous in any material respect at the time of making thereof or any warranty ceases to be complied with in any material respect.

               8.5  Insolvency.  The Borrowers or the Guarantors shall:  (i)
                    ----------
     apply for or consent to the appointment of a receiver, trustee or liquidator of their respective properties; (ii) admit in writing their inability to pay debts as they mature; (iii) make a general assignment for the benefit of creditors; or (iv) any material part of their assets or properties shall be placed in the hands of a receiver, trustee or other officers or representatives of a court or of creditors.

               8.6  Voluntary Bankruptcy.  The Borrowers or the Guarantors shall
                    --------------------
     be adjudged bankrupt or any voluntary proceeding shall be instituted by Borrowers or the Guarantors in insolvency or bankruptcy or for readjustment, extension or composition of debts or for any other relief of debtors.

               8.7  Involuntary Bankruptcy.  Any involuntary proceeding shall be
                    ----------------------
     instituted against Borrowers or the Guarantors in insolvency or for readjustment, extension, or composition of debts, which proceeding is not dismissed within sixty (60) days after the filing of the commencement of the same.

               8.8  Creditor's Proceedings.  Entry by any court of a final
                    ----------------------
     judgment against Borrowers or the Guarantors, or the institution of any levy, attachment, garnishment or charging order against the Borrowers or the Guarantors, which has a Material Adverse Effect on the financial condition of the Borrowers or Guarantors.

          9.   OPPORTUNITY TO CURE.  In the event the Borrowers shall cure or
               -------------------
cause to be cured the foregoing Events of Default within five (5) Business Days after mailing notice to the Borrowers with respect to Events of Default in Sections 8.1 and 8.2 and within thirty (30) Business Days after mailing notice to the Borrowers with respect to Events of Default in Sections 8.3 and 8.8, the parties shall be restored to their respective rights and obligations under this Agreement as if no such Event or Events of Default had occurred. The Borrowers shall have no right to cure any Event of Default in Sections 8.4 through 8.7.

          10.  REMEDIES.  Upon the occurrence of any Event of Default, which has
               --------
not been timely cured pursuant to Section 9 above, the Bank may, at its option:

               10.1 Acceleration of Note.  Declare the Note and all sums
                    --------------------
     outstanding pursuant to the Loan Documents to be immediately due and payable, whereupon the same will be forthwith due and payable, and the Bank will be entitled to proceed to selectively and successively enforce the Bank's rights under the Loan Documents or any other instrument delivered to the Bank in connection with this Agreement.

               10.2 Accelerate Other Indebtedness.  The Bank may declare all
                    -----------------------------
     other indebtedness and obligations of the Borrowers owing to the Bank to be immediately due and payable.

               10.3 Exercise Other Rights.  The Bank may (i) terminate any of
                    ---------------------
     the Bank's obligations hereunder, including the obligation to make any advance, (ii) reduce any claim to judgment, (iii) exercise any right of offset including the Set-Off as provided in Section 10.4 hereof, (iv) without notice of default or demand except as otherwise provided herein, pursue and enforce any of the Bank's rights and remedies under the Loan Documents, or otherwise provided under or pursuant to any applicable law or agreement, provided, however, that if any Event of Default specified in Sections 8.6 or 8.7 shall occur, the Loan, shall thereupon become due and payable concurrently therewith, without any further action by the Bank and without presentment, demand, protest, notice of default, notice of acceleration or of intention to accelerate or other notice of any kind, all of which Borrowers hereby expressly waives, or (v) exercise any other remedy at law or in equity.

               10.4 Right of Set-Off.  Borrowers hereby grants to Bank the right
                    ----------------
     of set-off ("Set-Off") without notice or demand to or upon Borrowers, (any such notice and/or demand being hereby waived by Borrowers) to secure repayment of the Loan, regardless of whether Bank shall have made any demand therefor and whether all or any part of the Loan are or may be unmatured, upon any and all moneys, securities or other property of Borrowers and the proceeds therefrom, now or hereafter held or received by or in transit to Bank, or any of its agents, from or for the account of Borrowers, whether for safe keeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special) and credits of Borrowers, and any and all claims of Borrowers against Bank at any time existing.

               10.5 Cross-Default.  A default by Borrowers in this Agreement,
                    -------------
     the Note or any of the Loan Documents (or by the Guarantors under the Guaranties) shall constitute a default under all such agreements and obligations.

               10.6 Waiver of Default.  By an instrument in writing, the Bank
                    -----------------
     may waive any Event of Default which shall have occurred and any of the consequences of such Event of Default, and, in such event, the Bank and the Borrowers will be restored to their respective former positions, rights and obligations hereunder. Any Event of Default so waived will for all purposes of this Agreement be deemed to have been cured and not to be continuing; but no such waiver will extend to any subsequent or other Event of Default or impair any consequence of such subsequent or other Event of Default.

          11.  GENERAL CONDITIONS.  The following conditions shall be applicable
               ------------------
throughout the term of this Agreement:

               11.1 Strict Compliance.  If any action or failure to act by
                    -----------------
     Borrowers violates any covenant or obligation of Borrowers contained herein, then such violation shall not be excused by the fact that such action or failure to act would otherwise be required or permitted by any covenant (or exception to any covenant) other than the covenant violated.

               11.2 Participations in Loan and Note.  Bank may sell
                    -------------------------------
     participations in all or any part of the Loan made by it to one or more banks or other entities. Bank may furnish any information concerning Borrowers in the possession of Bank from time to time to participants (including prospective participants). Bank may provide to its participants on a timely basis copies of all financial statements and other documents furnished to it under the provisions of Section 6. Bank shall use reasonable efforts to notify Borrowers of the identity of the purchaser and amount of any participation, but failure to give said notice shall have no effect on the participation, this Agreement or the other Loan Documents.

               11.3 Waiver; Modification.  No failure to exercise, and no delay
                    --------------------
     in exercising, on the part of Bank, any right hereunder or under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of Bank hereunder and under the Loan Documents shall be in addition to all other rights provided by law. No modification or waiver of any provision of this Agreement, the Note or any Loan Documents, nor consent to departure therefrom, shall be effective unless in writing and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.

               11.4 Notices.  Any notices or other communications required or
                    -------
     permitted to be given by this Agreement or any other documents and instruments referred to herein must be (i) given in writing (the references to "in writing" elsewhere in this Agreement are for emphasis and are not a way of limitation of the generality of the requirement that notices or other communications shall be in writing), and (ii) be personally delivered or mailed by prepaid mail or overnight courier, or by telex or telecopy delivered or transmitted to the party to whom such notice or communication is directed, to the address of such party as follows:

               To Borrowers:     CD WAREHOUSE, INC.
                                 1204 Sovereign Row
                                 Oklahoma City, Oklahoma 73108
                                 Attn:  Jerry W. Grizzle, President

                                 COMPACT DISCS MANAGEMENT, INC.
                                 1204 Sovereign Row
                                 Oklahoma City, Oklahoma 73108
                                 Attn:  Bruce D. MacDonald, President

                    To Bank:     BANK ONE, OKLAHOMA CITY
                                 6303 N. Portland
                                 Oklahoma City, Oklahoma 73112
                                 Attn:  James R. Karcher, Senior Vice President

     Any such notice or other communication shall be deemed to have been given (whether actually received or not) on the day three days after it is mailed by prepaid certified or registered mail, one day after sent by over night courier, or on the day it is personally delivered as aforesaid or, if transmitted by telex or telecopy or fax machine, on the day that such notice is transmitted as aforesaid, and otherwise when actually received. Any party may, for purposes of the Loan Documents, change its address, telex number, fax number or the person to whom a notice or other communication is marked to the attention of, by giving notice of such change to the other parties pursuant hereto.

               11.5 Governing Law.  This Agreement has been prepared, is being
                    -------------
     executed and delivered in the State of Oklahoma, and the substantive laws of such state and the applicable federal laws of the United States of America shall govern the validity, construction, enforcement and interpretation of this Agreement and all of the Loan Documents, except as otherwise may be provided for in the respective Loan Documents.

               11.6 Choice of Forum.  Any suit, action or proceeding against
                    ---------------
     Borrowers with respect to this Agreement, the Note or any Loan Documents or any judgment entered by any court in respect thereof, may be brought in the courts of the State of Oklahoma, County of Oklahoma, or in the United States courts located in Oklahoma County, State of Oklahoma as Bank in its sole discretion may elect and Borrowers hereby submit to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action or proceeding. Borrowers hereby irrevocably waive any objections which Borrowers may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any Loan Document brought in the courts located in the State of Oklahoma, County of Oklahoma, and hereby further irrevocably waive any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

               11.7 Invalid Provisions.  If any provision of any Loan Document
                    ------------------
     is held to be illegal, invalid or unenforceable under present or future laws during the term of this Agreement, such provision shall be fully severable; such Loan Document shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of such Loan Document; and the remaining provisions of such Loan Document shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provisions or by its severance from such Loan Document.

               11.8 Nonliability of Bank.  The relationship between Borrowers
                    --------------------
     and Bank is, and shall at all times remain, solely that of borrower and lender, and Bank neither undertakes nor assumes any responsibility or duty to Borrowers to review, inspect, supervise, pass judgment upon, or inform Borrowers of any matter in connection with any phase of Borrowers' business, operations, or condition, financial or otherwise. Borrowers shall rely entirely upon their own judgment with respect to such matters, and any review, inspection, supervision, exercise of judgment, or information supplied to Borrowers by Bank in connection with any such matter is for the protection of Bank, and neither Borrowers nor any third party is entitled to rely thereon.

               11.9 Binding Effect.  The Loan Documents shall be binding upon
                    --------------
     and inure to the benefit of Borrowers and Bank and their respective successors, assigns and legal representatives; provided, however, that Borrowers may not, without the prior written consent of Bank, assign any rights, powers, duties or obligations thereunder.

               11.10 Headings.  Section headings are for convenience of
                     --------
     reference only and shall in no way affect the interpretation of this Agreement.

               11.11 No Third-Party Beneficiary.  The parties do not intend the
                     --------------------------
     benefits of this Agreement to inure to any third party, nor shall this Agreement be construed to make or render Bank liable to any materialman, supplier, contractor, subcontractor, purchaser or lessee of any property owned by Borrowers, or for debts or claims accruing to any such persons against Borrowers. Notwithstanding anything contained herein or in the Note or in any other Loan Document, or any conduct or course of conduct by any or all of the parties hereto, before or after signing this Agreement or any other Loan Document, shall be construed as creating any right, claim or cause of action against Bank, or any of its officers, directors, agents or employees, in favor of any materialman, supplier, contractor, subcontractor, purchaser or lessee of any property owned by Borrowers, nor to any other person or entity.

               11.12 Multiple Counterparts.  This Agreement may be executed in
                     ---------------------
     any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.

               11.13 Contrary Provisions.  The terms and conditions of this
                     -------------------
     Agreement shall govern and control any and all contrary provisions of the other Loan Documents.

               11.14 No Oral Agreements.  THIS WRITTEN LOAN AGREEMENT REPRESENTS
                     ------------------
     THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

               11.15 Usury.  Under no circumstances (and notwithstanding any
                     -----
     other provision of this Agreement, the Note or any other Loan Document) shall the interest charged, collected, or contracted for on this Agreement, the Note or any other Loan Document exceed the maximum rate permitted by applicable law. If any part of this Agreement or the Note cannot be enforced, this fact will not affect the rest of this Agreement or the Note, as applicable. In particular, this section means (among other things) that Borrowers does not agree or intend to pay, and Lender does not agree or intend to contract for, charge, collect, take, reserve or receive (collectively referred to herein as "charge or collect"), any amount in the nature of interest or in the nature of a fee for the Loan, which would in any way or event (including demand, prepayment, or acceleration) cause Bank to charge or collect more for the Loan than the maximum Bank would be permitted to charge or collect by federal law or the law of the State of Oklahoma. Any such excess interest or unauthorized fee shall, instead of anything stated to the contrary, be applied first to reduce the principal balance of the Loan and when the principal has been paid in full, be refunded to Borrowers. The right to accelerate maturity of sums due under this Agreement or the Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Bank does not intend to charge or collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Bank for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of the Loan evidenced by this Agreement and the Note until payment in full so that the rate or amount of interest on account of the Loan evidenced hereby does not exceed the applicable usury ceiling. Bank may delay or forgo enforcing any of its rights or remedies under this Agreement, the Note or any other Loan Document without losing them.

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of day and year first above written.

          "BORROWERS"               CD WAREHOUSE, INC.,
                                    an Delaware corporation


                                    By: /s/ JERRY W. GRIZZLE
                                        ----------------------------------------
                                         Jerry W. Grizzle,
                                         President


                                    COMPACT DISCS MANAGEMENT, INC.,
                                    an Delaware corporation


                                    By: /s/ BRUCE D. MacDONALD
                                        ----------------------------------------
                                         Bruce D. MacDonald,
                                         President


          "BANK"                    BANK ONE, OKLAHOMA CITY,
                                    a state banking association


                                    By: /s/ JAMES R. KARCHER
                                        ----------------------------------------
                                         James R. Karcher,
                                         Senior Vice President

                                  EXHIBIT "A"
                                  -----------

                              REQUEST FOR ADVANCE
                              -------------------

                                              __________________, 19__
Bank One, Oklahoma City
6303 N. Portland
Oklahoma City, Oklahoma 73112

Attention:  James R. Karcher, Senior Vice President

Re:  CD Warehouse, Inc. and Compact Discs Management, Inc. Credit Facility

Ladies and Gentlemen:

          This Request for Advance is delivered to you pursuant to Section 2.4 of the Loan Agreement, dated as of May __, 1997 (together with all amendments and other modifications, if any, from time to time thereafter made, the "Loan Agreement"), between CD Warehouse, Inc. and Compact Discs Management, Inc. ("Borrowers"), and Bank One, Oklahoma City ("Bank"). Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Loan Agreement.

          Borrowers hereby requests (or confirms an earlier oral request) that an advance be made under the Loan in the aggregate principal amount of $____________ on ______________, 199__, and that the proceeds thereof be deposited to Account Number _______________ at the Bank. (Alternatively, Borrowers request a Letter of Credit be issued to ____________________ in the amount of $____________ for the benefit of __________________________________, with an expiration date of _______________. See attached information for Letter of Credit.)

          Borrowers hereby represent, warrant and agree that on the delivery of this Request for Advance and the acceptance of the proceeds of the advance requested hereby, the conditions set forth in Sections 2.4 of the Loan Agreement are true and correct and satisfied.

          IN WITNESS WHEREOF, Borrowers have caused this request and certificate to be executed and delivered by their authorized officers this _____ day of _____________, 199__.

          CD WAREHOUSE, INC.,                COMPACT DISCS
          a Delaware corporation             MANAGEMENT, INC.
                                             a Delaware corporation

          By:                                By: /s/ Bruce D. MacDonald
              ---------------------------        ---------------------------
              Jerry W. Grizzle, President        Bruce D. MacDonald,
                                                 President

                    or                                  or

          By:                                By:
              ---------------------------        ---------------------------
              Doyle Motley, CFO                  Doyle Motley, CFO

                                  EXHIBIT "B"
                                  -----------

                            LITIGATION CERTIFICATE
                            ----------------------

          The undersigned, as President of CD Warehouse, Inc., a Delaware corporation, and Compact Discs Management, Inc., a Delaware corporation (the "Borrowers"), does hereby certify that, as of the date hereof, the Borrowers are not parties to any action, claim or proceeding, nor is the property of the Borrowers the subject of any action, claim or proceeding, nor are the Borrowers or their respective properties the subject of or associated with any threatened action, claim or proceeding, which is of a material nature and would adversely affect the Borrowers' abilities to perform any and all of their obligations under: (i) the extensions of credit in the maximum principal amount of $2,000,000.00 from BANK ONE, OKLAHOMA CITY, a state banking association (the "Bank"), as evidenced by a Promissory Note for said amount in favor of the Bank;
(ii) the terms and conditions of a certain Loan Agreement executed and delivered by Borrowers to the Bank covering said obligation; (iii) the terms and conditions of a certain Security Agreement and Financing Statement executed and delivered by CD Warehouse, Inc. to the Bank; and (iv) the terms and conditions of all other security documents and agreements and any and all other documents, instruments, affidavits and certificates made in connection therewith.

          The undersigned further certifies that, to the best of his knowledge as of the date hereof, Jerry W. Grizzle and The Jerry W. Grizzle and Shawn L. Grizzle Revocable Living Trust dated January 6, 1994 (collectively the "Guarantors") are not parties to any action, claim or proceeding, nor is their property the subject of any action, claim or proceeding, nor are they or any of their property the subject of or associated with any threatened action, claim or proceeding, which is of a material nature and would adversely affect their ability to perform any and all of the Guarantors' obligations under: (i) their respective Continuing Guaranty agreements covering the extension of credit to the Borrowers in the principal amount of $2,000,000.00; (ii) the terms and conditions of the Loan Agreement, as it pertains to the Guarantors; and (iii) the terms and conditions of all other security documents and agreements and any and all other documents, instruments, affidavits and certificates made in connection therewith.

                           DATED as of May __, 1997.


     CD WAREHOUSE, INC.,                 COMPACT DISCS MANAGEMENT, INC.
     a Delaware corporation              a Delaware corporation



     By:                                 By: /s/ BRUCE D. MacDONALD
         ---------------------------         ---------------------------
         Jerry W. Grizzle, President         Bruce D. MacDonald,
                                             President

STATE OF OKLAHOMA        )
                         )  SS.
COUNTY OF OKLAHOMA       )

          This instrument was acknowledged before me on May ______, 1997, by Jerry W. Grizzle, as President of CD Warehouse, Inc., a Delaware corporation.


                                ----------------------------------------
                                    NOTARY PUBLIC
My Commission Expires:

-------------------

     [Seal]



STATE OF OKLAHOMA        )
                         )  SS.
COUNTY OF OKLAHOMA       )

          This instrument was acknowledged before me on May ______, 1997, by Bruce D. MacDonald, as President of Compact Discs Management, Inc., a Delaware corporation.


                                ----------------------------------------
                                    NOTARY PUBLIC
My Commission Expires:

-------------------

     [Seal]

                                  EXHIBIT "D"
                                  -----------
                            COMPLIANCE CERTIFICATE
                            ----------------------

          1. I, _____________________, do hereby certify that I am the duly elected, qualified and acting ________________________ of CD WAREHOUSE, INC., a Delaware corporation ("Warehouse") and am authorized to make and deliver this certificate on behalf of Warehouse.

          2. Pursuant to the Loan Agreement ("Loan Agreement") dated May ___, 1997, between the Warehouse, Compact Discs Management, Inc. and Bank One, Oklahoma City ("Bank"), Warehouse hereby certifies to the following financial covenants as set forth in the Loan Agreement as of the calendar quarter ending ______________, 199____:

     Section 7.4             Net Worth         Minimum            Actual
                                             $1,500,000,         $________
                                           plus 80% of net
                                                income

     Section 7.5          Working Capital      Minimum            Actual
                                              $ 350,000         $_________

     Section 7.6          Leverage Ratio       Maximum            Actual
                                              1.0 to 1.0       ____ to ____

     Section 7.7           Debt Coverage       Minimum            Actual
                                              1.75:1.0         ____ to ____

     Section 7.8              Capital      Maximum $750,000       Actual
                           Expenditures                         $__________

     Section 7.9            Store Costs        Maximum            Actual
                                            $60,000/store      $___________
                                               $250,000        $___________
                                              aggregate
                                              (prior 12
                                               months)
          3. Attached hereto is a list of new franchise agreements entered into by the Borrowers and certain franchisees since the date of the last Compliance Certificate.

          4. As of the date of this Certificate, no Event of Default has occurred and is continuing under the Loan Agreement. If an Event of Default has occurred, state on an attachment hereto the nature of the Event of Default, the period of existence thereof and the action proposed to be taken with respect thereto.

          IN WITNESS WHEREOF, I have hereunto signed my name and certify to the above as of this ____ day of _____________, 19___.

                               CD Warehouse, Inc., a Delaware corporation

                               By:
                                  ----------------------------------------------

                               Title:
                                     -------------------------------------------

                                  EXHIBIT "E"
                                  -----------

                          BORROWING BASE CERTIFICATE
                          --------------------------

          1. I, ______________________, am the duly elected, qualified and acting ______________ of CD WAREHOUSE, INC., a Delaware corporation (the "Warehouse") and do hereby make this certificate on behalf of the Warehouse.

          2. Pursuant to the Loan Agreement ("Loan Agreement") dated May ___, 1997, between the Warehouse, Compact Discs Management, Inc. and Bank One, Oklahoma City ("Bank"), the Borrowers hereby certify that the Borrowing Base as described in the Loan Agreement is as follows as of ______________, 199__:

                                                                  Borrowing Base
                                                                  --------------

Total Accounts                                 $____________
     Less:  Accounts 90 days past due           ____________
     Less:  Related Accounts                    ____________
     Less:  Foreign Accounts                    ____________
     Less:  Accounts Subject to Set-Off         ____________
     Less:  5% Rule (60 days past due)          ____________
     Less:  20% Rule                            ____________
     Less:  Other Ineligible Accounts           ____________
ELIGIBLE ACCOUNTS                              $____________  x  80%  =  _______
     Plus:
INVENTORY
     New CD Inventory                           ____________
     Plus:  Used CD Inventory                   ____________
     Less:  Inventory Subject to                ____________
            Permitted Liens
ELIGIBLE INVENTORY                             $____________  x  50%  =  _______
     (Limited to not greater than 50% of
       total Borrowing Base)
     Less:
OUTSTANDING LETTERS OF CREDIT                                         =  _______
     Less:
OUTSTANDING LOAN BALANCE                                              =  _______
BORROWING BASE                                 $___________


          3. As of the date of this Certificate, the above information is true and correct and no Event of Default has occurred and is continuing under the Loan Agreement. If an Event of Default has occurred, I have stated on an attachment hereto the nature of the Event of Default, the period of existence thereof and the action proposed to be taken with respect thereto.

          IN WITNESS WHEREOF, I have hereunto signed my name and certify to the above as of this ____ day of _____________, 19___.

                                -------------------------------------
                                                    ,
                                --------------------  ---------------

                                PROMISSORY NOTE
                                ---------------
                               (Revolving Note)


$2,000,000.00                                            Oklahoma City, Oklahoma


          FOR VALUE RECEIVED, the undersigned, jointly and severally, promise to pay to the order of BANK ONE, OKLAHOMA CITY, a state banking association ("Bank"), at its office in Oklahoma City, Oklahoma, which is located at 6303 N. Portland, or such other place as may be designated in writing by the holder of this Note, the principal sum of $2,000,000.00, or so much thereof as shall be disbursed and outstanding, together with interest at the rate stated herein on such outstanding principal amount, payable as follows:

          All capitalized terms used herein shall have the meanings as set forth in that certain Loan Agreement dated even date herewith between the undersigned and the Bank, as the same may be modified, amended or supplemented from time to time ("Loan Agreement").

          This Note shall evidence an extension of credit in the form of a revolving line of credit which can be advanced, repaid and readvanced from time to time upon the written request of the undersigned so long as no Event of Default exists under the Loan Agreement. The principal amount advanced on this Note shall not exceed the Maximum Principal Amount, subject to any restrictions on advances as contained in the Loan Agreement. Advances and payments under this Note shall be made in compliance with the terms and conditions of the Loan Agreement.

          The principal amount of this Note shall bear interest per annum, accrued from the date of disbursement, at a rate of interest equal to three-quarters of one percent (0.75%) in excess of the Base Rate, as such rate may change from time to time hereafter. Each change in the per annum interest rate charged hereunder shall become effective, without notice (which notice is hereby waived), on the date of such change. As of the effective date hereof, the Base Rate is eight and one-half percent (8.50%) per annum and the initial rate hereunder is nine and one-quarter percent (9.25%) per annum. The Bank may, from time to time, extend credit to anyone at rates of interest varying from, and having no relationship to the Base Rate. The interest rate described above shall be calculated on the basis of actual number of days elapsed, but computed as if each calendar year consisted of a 360 day year.

          During the Original Term of this Note, payments of the accrued interest on the outstanding principal balance of this Note and any principal amount in excess of the Maximum Principal Amount, shall be due and payable monthly beginning May 31, 1997, and continuing thereafter on the last day of each and every month and at maturity. This Note will mature on May 31, 1998 unless this Note is renewed and extended by the Bank as provided in the Loan Agreement. On the Maturity Date, all outstanding and unpaid principal and all accrued and unpaid interest on this Note shall be immediately due and payable.

          If this Note is renewed for the Renewal Term as provided in the Loan Agreement, then during such Renewal Term, payments of the accrued interest on the outstanding principal balance of this Note and any principal amount in excess of the Maximum Principal Amount, shall be due and payable monthly beginning June 30, 1998, and continuing thereafter on the last day of each and every month and at maturity. This Note will finally mature on May 31, 1999. On the Maturity Date, all outstanding and unpaid principal and all accrued and unpaid interest on this Note shall be immediately due and payable.

          Payment of this Note is secured by personal property pursuant to a certain Security Agreement and Financing Statement and other security documents covering said property. This Note is to be construed according to the laws of the State of Oklahoma.

          If any Event of Default occurs and is not cured within the applicable cure period described in the Loan Documents, in lieu of the interest rate provided in this Note, all sums owing by Borrower to Bank in connection with the Loan shall bear interest at the rate equal to five percent (5%) per annum in excess of the Base Rate, accrued from the date after the applicable grace period to cure the Event of Default as is provided for herein, to the date on which such Event of Default is cured to the reasonable satisfaction of the Bank.

          If the undersigned fails to timely cure any Event or Events of Default as described in the Loan Documents, after the undersigned's receipt of written notice of such Event or Events of Default as provided in the Loan Agreement, then, at the option of the holder hereof, the entire indebtedness hereby evidenced shall become due, payable and collectable then or thereafter as the holder may elect, regardless of the date of maturity thereof.

          The undersigned agrees that if, and as often as, this Note is placed in the hands of an attorney for collection or to defend or enforce any of the holder's rights hereunder, the undersigned will pay to the holder hereof its reasonable attorney's fees, together with all court costs and other expenses paid by such holder.

          All payments on this Note shall be made in legal tender of the United States of America or other immediately available funds at the Bank's or other holder's address as shown herein or otherwise indicated and any such payment will not be deemed to have been made until it is received by the holder of this
Note in collected funds.

          All agreements between the undersigned and the holder are expressly limited so that in no event whatsoever, whether by reason of disbursement of the proceeds hereof or otherwise, shall the amount of interest or finance charge (as defined by the laws of the State of Oklahoma) paid or agreed to be paid by the undersigned to the holder hereof exceed the highest lawful contractual rate of interest or the maximum finance charge permissible under the law which a court of competent jurisdiction, by final non-appealable order, determines to be applicable hereto. If fulfillment of any agreement between the undersigned and the holder hereof, at the time of the performance of such agreement becomes due, involves exceeding such highest lawful contractual rate or such maximum permissible finance charge, then the obligation to fulfill the same shall be reduced so such obligation does not exceed such highest lawful contractual rate or maximum permissible finance charge. If by any circumstance the holder shall ever receive as interest or finance charge an amount which would exceed the amount allowed by applicable law, the amount which may be deemed excessive shall be deemed applied to the principal of the indebtedness evidenced hereby and not to interest. All interest and finance charges paid or agreed to be paid to the holder hereof shall be prorated, allocated and spread throughout the full period of this Note. The terms and provisions of this paragraph shall control all other terms and provisions contained herein and in any other documents executed in connection herewith. If any provision of this Note, or the application thereof to any party or circumstance is held invalid or unenforceable, the remainder of this Note and the application of such provision to other parties or circumstances shall not be affected thereby, provisions of this Note being severable in any such instance.

          The makers, endorsers, sureties, guarantors and all other persons who may become liable for all or any part of this obligation severally waive presentment for payment, protest and notice of nonpayment. Said parties consent to any extension of time (whether one or more) of payment hereof, any renewal (whether one or more) hereof, and any release of any such party liable for payment of this note without notice to any such party and without discharging the said party's liability hereunder.

          The failure of the holder hereof to exercise any of the remedies or options set forth in this Note or in any instrument securing payment hereof, upon the occurrence of one or more of the events of default shall not constitute a waiver of the right to exercise the same or any other remedy at any subsequent time in respect to the same or any other event of default. Acceptance by the holder hereof of any payment which is less than the total of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the foregoing remedies or options at that time or at any subsequent time, or nullify any prior exercise of any such remedy or option, without the express consent of the holder hereof, except as and to the extent otherwise provided by law.

          This Note is subject to the terms and conditions of the Loan Agreement, which terms and conditions are hereby incorporated by reference herein and shall be controlling over any provision of this Note to the contrary.

          IN WITNESS WHEREOF, the undersigned has executed this instrument effective as of May 16, 1997.

                                    CD WAREHOUSE, INC.,
                                    a Delaware corporation


                                    By: /s/ JERRY W. GRIZZLE
                                        ----------------------------------------
                                         Jerry W. Grizzle,
                                         President

                                    COMPACT DISCS MANAGEMENT,
                                    INC., a Delaware corporation


                                    By: /s/ BRUCE D. MacDONALD
                                        ----------------------------------------
                                         Bruce D. MacDonald,
                                         President

                              CONTINUING GUARANTY
                              -------------------


       FOR VALUE RECEIVED, and for the purpose of obtaining from BANK ONE, OKLAHOMA CITY, a state banking association ("Bank"), loans and extensions of credit to CD WAREHOUSE, INC., a Delaware corporation and COMPACT DISCS MANAGEMENT, INC., a Delaware corporation ("Borrowers"), the undersigned ("Guarantor") agrees as follows:

       1. The Guarantor unconditionally guarantees and promises to pay to Bank, or order, on demand after the occurrence of an Event of Default under the Loan Agreement as hereafter described, and failure to timely cure said Event of Default, in lawful money of the United States, the obligations of the Borrowers to Bank as evidenced by that certain Promissory Note dated even date herewith in the principal amount of $2,000,000.00 or so much thereof that is outstanding, together with all renewals, extensions, modifications and substitutions thereof ("Note"), made by the Borrowers and payable to the order of the Bank, and all obligations of the Borrowers to the Bank as evidenced by that certain Loan Agreement of even date herewith between the Borrowers and the Bank and all amendments thereto ("Loan Agreement") and all other obligations of the Borrowers to the Bank whether now existing or hereafter incurred.

       2. Notwithstanding anything to the contrary contained herein, it is the intention of the Guarantor and the Bank that the amount of the Guarantor's obligations with respect to the guaranteed obligations shall be in, but not in excess of, the maximum amount thereof not subject to avoidance or recovery by operation of applicable law governing bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution, insolvency, fraudulent transfers or conveyances or other similar laws (including without limitation, 11 U.S.C. (S)547, (S)548, (S)550 and other "avoidance" provisions of Title 11 of the United States Code) applicable at any time to the Guarantor and this Guaranty (collectively "Applicable Insolvency Laws"). To that end, but only in the event and to the extent that the Guarantor's obligations with respect to the guaranteed obligations or any payment made pursuant to the guaranteed obligations would, but for the operation of the foregoing proviso, be subject to avoidance or recovery under Applicable Insolvency Laws, the amount of the Guarantor's obligations with respect to the guaranteed obligations shall be limited to the largest amount which, after giving effect thereto, would not, under Applicable Insolvency Laws, render the Guarantor's obligations with respect to such guaranteed obligations unenforceable or avoidable or otherwise subject to recovery under Applicable Insolvency Laws. To the extent any payment actually made pursuant to the guaranteed obligations exceeds the limitation of the foregoing proviso, the amount of such excess shall, from and after the time of payment by the Guarantor, be reimbursed by the Bank upon demand by the Guarantor. The foregoing proviso is intended solely to preserve the rights of the Bank hereunder against the Guarantor to the maximum extent permitted by Applicable Insolvency Laws and neither the Borrowers or any other guarantor nor any other person shall have any right or claim under such proviso that would not otherwise be available under Applicable Insolvency Laws.

       3. This is a continuing guaranty relating to the indebtedness described, including that arising under successive transactions which shall continue the indebtedness.

       4. The obligations hereunder are unlimited, direct, primary and independent of the obligations of Borrowers, and a separate action or actions may be brought and prosecuted against Guarantor whether action is brought against Borrowers or whether Borrowers be joined in any such action or actions. The obligations hereunder are joint and several with any other guarantor of the obligations of Borrowers or with a Borrower, and a separate action or actions may be brought and prosecuted against any other guarantor or a Borrower whether action is brought against Guarantor or whether Guarantor be joined in any such action or actions.

       5. Guarantor authorizes Bank, without notice or demand and without affecting his liability hereunder, from time to time, with respect to the Borrowers, to (a) renew, compromise, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of the indebtedness guaranteed hereby or any part thereof, (b) take and hold security for the payment of this Guaranty or the indebtedness guaranteed, and exchange, enforce, waive and release any such security; and (c) release or substitute any one or more of the endorsers or guarantors. Bank may after reasonable written notice assign this Guaranty in whole or in part in connection with a whole or partial assignment of the Note and other Loan Documents, but not otherwise.

       6. Guarantor waives any right to require Bank to: (a) proceed against Borrowers; (b) proceed or exhaust any security; or (c) pursue any other remedy in Bank's powers whatsoever. Guarantor waives any defense arising by reason of any disability or other defense of Borrowers or by reason of the cessation from any cause whatsoever of the liability of Borrowers, except for payment by the Borrowers. Until the Bank has been fully and completely paid, Guarantor shall have no right of subrogation against the Borrowers arising out of any loss or liability to Bank and Guarantor waives any and all rights of subrogation against Borrowers. Guarantor waives all other presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty and of the existence, creation, or incurring of new or additional indebtedness.

       7. Any indebtedness of Borrowers now or hereafter held by Guarantor is hereby subordinated to the indebtedness of Borrowers to Bank described herein; and such subordinated indebtedness of Borrowers to Guarantor, prior to an Event of Default under the Loan Agreement resulting from Borrowers' failure to pay principal and/or interest when the same are due and payable, may be paid by Borrowers and received by Guarantor for application to such indebtedness, but upon the failure to cure said Event of Default occurring under the Loan Agreement, no payments on such subordinated indebtedness will be made by Borrowers or received by Guarantor during the continuance of said Event of Default. Any payments made by Borrowers to Guarantor in violation of the above shall be collected, enforced and received by the Guarantor as trustee for Bank and be paid over to Bank on account of such indebtedness of Borrowers to Bank but without reducing or affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty.

       8. Guarantor shall remain obligated hereunder notwithstanding that, without reservation of rights against the Guarantor and without notice to or further assent by the

Guarantor, any demand for payment of any of the obligations guaranteed hereby may be rescinded and such obligations continued, or the liability of any party thereon shall be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by Bank. The liability of the Guarantor shall not be affected or impaired by any failure, neglect or omission on the part of the Bank to realize on the obligations guaranteed hereby or the taking of any other guaranty or guaranties of any kind. Guarantor waives any notice of or proof of reliance by the Bank upon this Guaranty or acceptance of this Guaranty. The obligations guaranteed hereby shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guaranty.

       9. This Guaranty shall continue to be effective, or reinstated, as the case may be, if at any time payment, or any part thereof, of any of the obligations guaranteed hereby is rescinded or must otherwise be restored or returned by the Bank upon insolvency, bankruptcy or other circumstance relating to the Borrowers, all as though such payment had not been made. The Guarantor expressly agrees that its liabilities and obligations under this Guaranty shall not in any way be affected or impaired by the institution by or against the Borrowers of any Applicable Insolvency Laws or any other similar proceedings for relief of debtors or discharge of any of the guaranteed obligations.

       10. Upon the request of Guarantor, Bank will sell and assign to the requesting Guarantor the Note and all of the Loan Documents (as such term is defined in the Loan Agreement). The purchase price shall consist of the unpaid principal balance, all unpaid accrued interest, after default interest and late charges, and all reasonable fees, costs and expenses incurred by Bank in connection with the Note, including reasonable attorney's fees and expenses.

       11. This Agreement shall be governed by and construed according to the laws of the State of Oklahoma.

       12. In case any one or more of the provisions contained in this Guaranty should be deemed invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of such provision or provisions will not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein and therein will not in any way be affected or impaired thereby.

       13. No failure on the part of the Bank to exercise and no delay in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Bank of any right hereunder preclude any other or further right of exercise thereof or the exercise of any other right. All remedies of the Bank are cumulative and not alternative.

       14. This Guaranty may not be amended, modified, waived, discharged or terminated in any way, except by a writing executed by the Guarantor and the Bank.

       15. This Guaranty and the other instruments, statements or documents described herein or therein shall constitute the entire agreement between the Guarantor and the Bank with respect to the subject matter of the Loan Agreement, with any and all prior agreements and understandings being canceled and merged herein.

       16. Nothing in this Guaranty, express or implied, is intended to confer upon any person (including the Borrowers), other than the Guarantor, the Bank, and their respective permitted assigns, any rights or remedies under or by reason of this Guaranty, and no third party (including the Borrowers) shall have any right to compel or effect any benefit described herein.

       17. Guarantor shall not assign or otherwise transfer this Guaranty or any rights hereunder without the prior written consent of the Bank.

       18. Guarantor agrees to pay a reasonable attorney's fees and all other costs and expenses which may be incurred by Bank in the enforcement of this Guaranty.

       19. The Guarantor represents and warrants: (i) the execution, delivery and performance of the Guaranty is within the power of the Guarantor, is not in contravention of law or of any indenture, agreement or undertaking to which the Guarantor are a party or by which they are bound; (ii) this Guaranty requires no approval of or filing with any governmental authority; (iii) this Guaranty constitutes the legal, valid, and binding obligation of the Guarantor, fully enforceable in accordance with its terms to the fullest extent permissible under Oklahoma law; (iv) there is no action, suit, investigation or proceeding pending or, to the knowledge of the Guarantor, threatened against or affecting the Guarantor or any properties or rights of the Guarantor which would have a material adverse effect on Guarantor; and (v) the Guarantor is not in default with respect to any judgment, order, writ, injunction, decree, rule or regulation which involves the possibility of any final judgment or liability which may result in a material adverse effect on the Guarantor.

       20. The Guarantor will furnish to the Bank all of the financial information required by the terms of the Loan Agreement at the times indicated and shall also furnish to the Bank such other information concerning the financial affairs of the Guarantor as the Bank might reasonably request.

       21. The Guarantor shall comply with all covenants in the Loan Agreement relating to the Guarantor.

       22. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement dated even date herewith between the Borrowers and the Bank.

                     DATED effective as of May 16th, 1997.


       GUARANTOR:           /s/ JERRY W. GRIZZLE
                            ----------------------------------------------------
                                 JERRY W. GRIZZLE

                              CONTINUING GUARANTY
                              -------------------

       FOR VALUE RECEIVED, and for the purpose of obtaining from BANK ONE, OKLAHOMA CITY, a state banking association ("Bank"), loans and extensions of credit to CD WAREHOUSE, INC., a Delaware corporation and COMPACT DISCS MANAGEMENT, INC., a Delaware corporation ("Borrowers"), the undersigned ("Guarantor") agrees as follows:

       1. The Guarantor unconditionally guarantees and promises to pay to Bank, or order, on demand after the occurrence of an Event of Default under the Loan Agreement as hereafter described, and failure to timely cure said Event of Default, in lawful money of the United States, the obligations of the Borrowers to Bank as evidenced by that certain Promissory Note dated even date herewith in the principal amount of $2,000,000.00 or so much thereof that is outstanding, together with all renewals, extensions, modifications and substitutions thereof ("Note"), made by the Borrowers and payable to the order of the Bank, and all obligations of the Borrowers to the Bank as evidenced by that certain Loan Agreement of even date herewith between the Borrowers and the Bank and all amendments thereto ("Loan Agreement") and all other obligations of the Borrowers to the Bank whether now existing or hereafter incurred.

       2. Notwithstanding anything to the contrary contained herein, it is the intention of the Guarantor and the Bank that the amount of the Guarantor's obligations with respect to the guaranteed obligations shall be in, but not in excess of, the maximum amount thereof not subject to avoidance or recovery by operation of applicable law governing bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution, insolvency, fraudulent transfers or conveyances or other similar laws (including without limitation, 11 U.S.C. (S)547, (S)548, (S)550 and other "avoidance" provisions of Title 11 of the United States Code) applicable at any time to the Guarantor and this Guaranty (collectively "Applicable Insolvency Laws"). To that end, but only in the event and to the extent that the Guarantor's obligations with respect to the guaranteed obligations or any payment made pursuant to the guaranteed obligations would, but for the operation of the foregoing proviso, be subject to avoidance or recovery under Applicable Insolvency Laws, the amount of the Guarantor's obligations with respect to the guaranteed obligations shall be limited to the largest amount which, after giving effect thereto, would not, under Applicable Insolvency Laws, render the Guarantor's obligations with respect to such guaranteed obligations unenforceable or avoidable or otherwise subject to recovery under Applicable Insolvency Laws. To the extent any payment actually made pursuant to the guaranteed obligations exceeds the limitation of the foregoing proviso, the amount of such excess shall, from and after the time of payment by the Guarantor, be reimbursed by the Bank upon demand by the Guarantor. The foregoing proviso is intended solely to preserve the rights of the Bank hereunder against the Guarantor to the maximum extent permitted by Applicable Insolvency Laws and neither the Borrowers or any other guarantor nor any other person shall have any right or claim under such proviso that would not otherwise be available under Applicable Insolvency Laws.

       3. This is a continuing guaranty relating to the indebtedness described, including that arising under successive transactions which shall continue the indebtedness.

       4. The obligations hereunder are unlimited, direct, primary and independent of the obligations of Borrowers, and a separate action or actions may be brought and prosecuted against Guarantor whether action is brought against Borrowers or whether Borrowers be joined in any such action or actions. The obligations hereunder are joint and several with any other guarantor of the obligations of Borrowers or with a Borrower, and a separate action or actions may be brought and prosecuted against any other guarantor or a Borrower whether action is brought against Guarantor or whether Guarantor be joined in any such action or actions.

       5. Guarantor authorizes Bank, without notice or demand and without affecting his liability hereunder, from time to time, with respect to the Borrowers, to (a) renew, compromise, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of the indebtedness guaranteed hereby or any part thereof, (b) take and hold security for the payment of this Guaranty or the indebtedness guaranteed, and exchange, enforce, waive and release any such security; and (c) release or substitute any one or more of the endorsers or guarantors. Bank may after reasonable written notice assign this Guaranty in whole or in part in connection with a whole or partial assignment of the Note and other Loan Documents, but not otherwise.

       6. Guarantor waives any right to require Bank to: (a) proceed against Borrowers; (b) proceed or exhaust any security; or (c) pursue any other remedy in Bank's powers whatsoever. Guarantor waives any defense arising by reason of any disability or other defense of Borrowers or by reason of the cessation from any cause whatsoever of the liability of Borrowers, except for payment by the Borrowers. Until the Bank has been fully and completely paid, Guarantor shall have no right of subrogation against the Borrowers arising out of any loss or liability to Bank and Guarantor waives any and all rights of subrogation against Borrowers. Guarantor waives all other presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty and of the existence, creation, or incurring of new or additional indebtedness.

       7. Any indebtedness of Borrowers now or hereafter held by Guarantor is hereby subordinated to the indebtedness of Borrowers to Bank described herein; and such subordinated indebtedness of Borrowers to Guarantor, prior to an Event of Default under the Loan Agreement resulting from Borrowers' failure to pay principal and/or interest when the same are due and payable, may be paid by Borrowers and received by Guarantor for application to such indebtedness, but upon the failure to cure said Event of Default occurring under the Loan Agreement, no payments on such subordinated indebtedness will be made by Borrowers or received by Guarantor during the continuance of said Event of Default. Any payments made by Borrowers to Guarantor in violation of the above shall be collected, enforced and received by the Guarantor as trustee for Bank and be paid over to Bank on account of such indebtedness of Borrowers to Bank but without reducing or affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty.

       8. Guarantor shall remain obligated hereunder notwithstanding that, without reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, any demand for payment of any of the obligations guaranteed hereby may be rescinded and such obligations continued, or the liability of any party thereon shall be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by Bank. The liability of the Guarantor shall not be affected or impaired by any failure, neglect or omission on the part of the Bank to realize on the obligations guaranteed hereby or the taking of any other guaranty or guaranties of any kind. Guarantor waives any notice of or proof of reliance by the Bank upon this Guaranty or acceptance of this Guaranty. The obligations guaranteed hereby shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guaranty.

       9. This Guaranty shall continue to be effective, or reinstated, as the case may be, if at any time payment, or any part thereof, of any of the obligations guaranteed hereby is rescinded or must otherwise be restored or returned by the Bank upon insolvency, bankruptcy or other circumstance relating to the Borrowers, all as though such payment had not been made. The Guarantor expressly agrees that its liabilities and obligations under this Guaranty shall not in any way be affected or impaired by the institution by or against the Borrowers of any Applicable Insolvency Laws or any other similar proceedings for relief of debtors or discharge of any of the guaranteed obligations.

       10. Upon the request of Guarantor, Bank will sell and assign to the requesting Guarantor the Note and all of the Loan Documents (as such term is defined in the Loan Agreement). The purchase price shall consist of the unpaid principal balance, all unpaid accrued interest, after default interest and late charges, and all reasonable fees, costs and expenses incurred by Bank in connection with the Note, including reasonable attorney's fees and expenses.

       11. This Agreement shall be governed by and construed according to the laws of the State of Oklahoma.

       12. In case any one or more of the provisions contained in this Guaranty should be deemed invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of such provision or provisions will not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein and therein will not in any way be affected or impaired thereby.

       13. No failure on the part of the Bank to exercise and no delay in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Bank of any right hereunder preclude any other or further right of exercise thereof or the exercise of any other right. All remedies of the Bank are cumulative and not alternative.

       14. This Guaranty may not be amended, modified, waived, discharged or terminated in any way, except by a writing executed by the Guarantor and the Bank.

       15. This Guaranty and the other instruments, statements or documents described herein or therein shall constitute the entire agreement between the Guarantor and the Bank with respect to the subject matter of the Loan Agreement, with any and all prior agreements and understandings being canceled and merged herein.

       16. Nothing in this Guaranty, express or implied, is intended to confer upon any person (including the Borrowers), other than the Guarantor, the Bank, and their respective permitted assigns, any rights or remedies under or by reason of this Guaranty, and no third party (including the Borrowers) shall have any right to compel or effect any benefit described herein.

       17. Guarantor shall not assign or otherwise transfer this Guaranty or any rights hereunder, without the prior written consent of the Bank.

       18. Guarantor agrees to pay a reasonable attorney's fees and all other costs and expenses which may be incurred by Bank in the enforcement of this Guaranty.

       19. The Guarantor represents and warrants: (i) the execution, delivery and performance of the Guaranty is within the power of the Guarantor, is not in contravention of law or of any indenture, agreement or undertaking to which the Guarantor are a party or by which they are bound; (ii) this Guaranty requires no approval of or filing with any governmental authority; (iii) this Guaranty constitutes the legal, valid, and binding obligation of the Guarantor, fully enforceable in accordance with its terms to the fullest extent permissible under Oklahoma law; (iv) there is no action, suit, investigation or proceeding pending or, to the knowledge of the Guarantor, threatened against or affecting the Guarantor or any properties or rights of the Guarantor which would have a material adverse effect on Guarantor; and (v) the Guarantor is not in default with respect to any judgment, order, writ, injunction, decree, rule or regulation which involves the possibility of any final judgment or liability which may result in a material adverse effect on the Guarantor.

       20. The Guarantor will furnish to the Bank all of the financial information required by the terms of the Loan Agreement at the times indicated and shall also furnish to the Bank such other information concerning the financial affairs of the Guarantor as the Bank might reasonably request.

       21. The Guarantor shall comply with all covenants in the Loan Agreement relating to the Guarantor.

       22. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement dated even date herewith between the Borrowers and the Bank.

                     DATED effective as of May 16, 1997.

       GUARANTOR:           The Jerry W. Grizzle and Shawn L. Grizzle
                            Revocable Living Trust dated January 6, 1994


                            By:  /s/ JERRY W. GRIZZLE
                                 -----------------------------------------------
                                 Jerry W. Grizzle, Trustee

                              SECURITY AGREEMENT
                              ------------------

          THIS AGREEMENT is made effective as of May 16, 1997, by CD WAREHOUSE, INC., a Delaware corporation ("Debtor") in favor of BANK ONE, OKLAHOMA CITY, a state banking association ("Bank").


                                  WITNESSETH:
                                  ----------

          WHEREAS, the Debtor, and Compact Discs Management, Inc. ("Borrowers") and the Bank have agreed to a certain extension of credit by the Bank to the Borrowers in the form of a revolving loan in the maximum principal amount of $2,000,000.00 as described in that certain Loan Agreement between the Borrowers and the Bank dated even date herewith ("Loan Agreement") and is evidenced by a certain promissory note described therein; and

          WHEREAS, the Debtor desires to secure the Secured Indebtedness as hereafter described by assigning as security therefor all its right, title and interest in certain property of the Debtor as provided herein.

          NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereafter agree as follows:

          1.   ASSIGNMENT.  As security for the Secured Indebtedness (as
               ----------
hereafter described), the Debtor does hereby assign, transfer, convey, and grant a security interest to the Bank in all of the Debtor's right, title and interest in and to all of the property described in Exhibit "A" attached hereto, and all proceeds, products and increases thereof and any additions, accessions and substitutions thereto or therefor, and whether now owned or hereafter acquired (collectively the "Collateral):

          2.   INDEBTEDNESS SECURED.  The security interest granted herein is
               --------------------
given to secure the payment of (i) all of the obligations of the Borrowers to the Bank evidenced by the Promissory Note dated even date herewith in the principal amount of $2,000,000.00, (ii) all of the obligations of the Borrowers to the Bank contained in or described in the Loan Agreement or any other Loan Document (as defined therein), (iii) any and all other obligations of the Borrowers to the Bank, direct or indirect, and whether now existing or hereafter incurred, (iv) all interest on any of the above obligations, (v) all costs and expenses incurred in the collection of any of the foregoing, including all court costs and attorney's fees, (vi) all extensions, renewals, substitutions and changes in form of the above obligations, and (vii) all advances made by the Bank to protect the security hereof, and all interest on any and all moneys expended or advanced by the Bank hereunder or pursuant hereto (collectively the "Secured Indebtedness").

          3.   REPRESENTATIONS AND WARRANTIES.  Debtor represents and warrants
               ------------------------------
that, except for the interest of the Bank herein, the Debtor is, and as to Collateral acquired after the date hereof the Debtor shall and will be, the owner of all Collateral free from any liens, security interests, encumbrances or other right, title or interest of any other person, firm or corporation, and the Debtor shall defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein adverse to the Bank. The Debtor has all requisite power and authority to enter into this Agreement, to pledge the Collateral as security for the Secured Indebtedness described herein, and to carry out the transactions contemplated by this Agreement. The execution and delivery of this Agreement, and the performance of all of the terms hereof, will not constitute a default under the terms of any agreement, indenture or other instrument, or of any license, judgment, decree, order, law, statute, ordinance or other governmental rule or regulation by which the Debtor or any of the Debtor's property is bound or affected.

          4.   PRINCIPAL ADDRESS.  The Debtor's principal address is  1204
               -----------------
Sovereign Row, Oklahoma City, Oklahoma 73108. The Collateral is located at such locations as stated by the Debtor in the Loan Agreement.

          5.   COVENANTS.  So long as the Secured Indebtedness remains unpaid,
               ---------
the Debtor shall: (i) keep the Collateral free of all liens, encumbrances and security interests, other than the Bank's; (ii) defend the Collateral against all claims and legal proceedings; (iii) pay and discharge when due any taxes, levies, license fees and other charges upon the Collateral; (iv) not, except in the ordinary course of business, sell, lease or otherwise dispose of the Collateral; (v) not use or permit the Collateral to be used in violation of any applicable law; (vi) allow the Bank to inspect the Collateral and all books and records of the Debtor pertaining to the Collateral (and make copies thereof) upon Bank's reasonable request; (vii) execute and deliver such additional documents and agreements as the Bank may request to protect the security interest granted herein and the priority of the Bank's interest in the Collateral; or (viii) not move, relocate the Collateral, or establish additional locations where the Collateral will be located, from those locations described in Section 4 above, unless at least thirty (30) days prior thereto, Debtor shall notify Bank of such new location and execute and deliver such additional documents and agreements as Bank may request to protect the security interests granted herein.

          6.   REMEDIES.  On the occurrence of an Event of Default under the
               --------
Loan Agreement which has not been timely cured, at the option of the Bank, the entire amount of Secured Indebtedness shall become due, payable, and collectable then or thereafter as the Bank may elect, regardless of the date of maturity thereof. Thereafter, the Bank may immediately foreclose on the Collateral or any part thereof by set-off, self-help repossession or by any other method permitted by the Uniform Commercial Code or otherwise, and sell or otherwise dispose of and deliver the Collateral or any part thereof or interest therein, in one or more parcels at public or private sale or sales, at such prices and on such terms as may be commercially reasonable, with the right to the Bank or any purchaser to purchase the whole or any part of the Collateral free of any right or equity of redemption in the Debtor, which right or equity is hereby expressly waived and released. The proceeds of any such disposition or other action by the Bank shall be applied as follows: (a) first, to the costs and expenses incurred in connection with the retaking, preparation for sale and sale of the Collateral, if any, and to the care or safekeeping of the Collateral in any way relating to the rights of the Bank hereunder, including attorneys' fees and expenses incurred by the Bank in connection with any of the foregoing actions;
(b) second, to the payment of the Secured Indebtedness; (c) third, to the payment of any other amounts required or permitted to be paid pursuant to the provisions of Section 9-504(1)(c) of the Uniform

Commercial Code; and (d) fourth, to the Debtor to the extent of any surplus proceeds. The Bank will give at least ten (10) days' prior written notice of the time and place of any public sale or of the time after which a private sale may take place, which notice the Debtor agrees to be reasonable. In the event any deficiency in satisfaction of the Secured Indebtedness remains after the sale of the Collateral, the Debtor, will remain liable for such deficiency. In addition to the rights and remedies provided above, the Bank shall have all the rights and remedies of a secured party under the Uniform Commercial Code of the State of Oklahoma (regardless of whether such Code is the law of the jurisdiction where the rights and remedies are asserted) and all other rights and remedies, at law or in equity, which may be applicable against the Debtor and property described herein.

          7.   MISCELLANEOUS.  This Agreement and all rights and liabilities
               -------------
hereunder and in and to any and all Collateral shall inure to the benefit of the Bank and its successors and assigns, and shall be binding upon the Debtor and its successors and assigns. This Agreement and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by the laws of Oklahoma. If any provision hereof shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof. All capitalized terms not otherwise defined herein shall have the meanings of such terms in the Uniform Commercial Code of the State of Oklahoma or as defined in the Loan Agreement.

          8.   CONTROLLING DOCUMENTS.  This Agreement is subject to the terms
               ---------------------
and conditions of the Loan Agreement, which terms and conditions are hereby incorporated by reference herein and the provisions of the Loan Agreement shall be controlling over any provision of this Agreement to the contrary.

          IN WITNESS WHEREOF, the Debtor has executed this Agreement as of the date and year first hereinabove written.


          "DEBTOR"                  CD WAREHOUSE, INC.,
                                    a Delaware corporation


                                    By: /s/ JERRY W. GRIZZLE
                                       -----------------------------------------
                                         Jerry W. Grizzle, President

                                  EXHIBIT "A"

        All of Debtor's right, title and interest in and to the following described property:

        All Accounts, accounts receivable, contract rights, franchise agreements, notes, drafts, acceptances, general intangibles, chattel paper and other forms of obligations and receivables owing to Debtor arising out of or in connection with Debtor's business, including such as may arise out of the sale, lease or other disposition at any time and from time to time of Inventory, whether now owned or hereafter acquired, and any right to payment for goods sold or leased or for services rendered and the Proceeds thereof, together with all other forms of accounts as may be defined or determined under the Uniform Commercial Code whether such Accounts now exist or are hereinafter acquired.

        All Chattel Paper and any and all rights to payment for a monetary obligation, together with all other forms of chattel paper as may be defined or determined under the Uniform Commercial Code, whether now owned or hereafter acquired.

        All forms of Documents as may be defined or determined under the Uniform Commercial Code, whether now owned or hereafter acquired.

        All Equipment, tools, machinery, appliances, building materials, supplies, furniture, fixtures, furnishings, business records, goods to become fixtures and all other similar tangible personal property of every kind now owned by Debtor or hereafter acquired, together with all other forms of equipment and fixtures as may be defined or determined under the Uniform Commercial Code.

        Any and all franchise agreements, contracts, contract rights, documents, licenses, general intangibles, chattel paper and other forms of rights in favor of Debtor and obligations owing to Debtor arising out of or in connection with any franchise arrangement with any franchisee or other party, and any right to any royalty or other payments thereunder, whether now existing or hereafter incurred, including, but not limited to those franchise agreements listed on the attachment hereto, together with all amendments, modifications and substitutions thereto and therefor.

        All General Intangibles, including any personal property and things in action, other than Goods, Accounts, Chattel Paper, Documents, Equipment, Instruments, Inventory and money, including any and all patents, trademarks, copyrights and other intellectual property, whether now owned or hereafter acquired, together with all other forms of general intangibles as may be defined or determined under the Uniform Commercial Code.

        All Goods and all other things which are movable at the time a security interest attaches or which are fixtures (12A O.S. (S)9-313), together with all other forms of goods as may be defined or determined under the Uniform Commercial Code, whether now owned or hereafter acquired, but does not include money, Documents, Instruments, Accounts, Chattel Paper or General Intangibles, but does include (i) "Equipment" if they are used or bought for use primarily in
                      ---------
business or if the goods are not included in the definition of Inventory, together with all other forms of equipment as may be defined or determined under the Uniform Commercial Code; and (ii) "Inventory" if they are held by a person who holds them for sale
                ---------
or lease or to be furnished under contracts of service or if he has so furnished them, or if they are raw materials, work in process, or materials used or consumed in a business, together with all other forms of inventory as may be defined or determined under the Uniform Commercial Code.

        All Instruments and negotiable instruments, as defined in 12A O.S. (S)3-104, or a security, defined in 12A O.S. (S)8-102, or any other writing which evidences a right to the payment of money and is not itself a security agreement or lease and is a type of which is in the ordinary course of business transferred by delivery with any necessary endorsement or assignment, together with all other forms of instruments as may be defined or determined under the Uniform Commercial Code, whether now owned or hereafter acquired.

        All Inventory, raw materials, finished goods, work-in-process and all other personal property of whatever nature now or hereafter owned and which are held for sale or lease or are furnished or to be furnished under contracts of service, together with all other forms of inventory as may be defined or determined under the Uniform Commercial Code, whether now owned or hereafter acquired.

        All furniture, fixtures, trade fixtures, machinery, equipment and other moveable or removable personal property of any kind of the Debtor located at, or removed from, any leased facility, whether now owned or hereafter acquired.

        All Proceeds, including: (i) all amounts, sums, revenues and income which become payable from any of the above described property (including any after-acquired properties); (ii) whatever is received upon the sale, exchange, collection or other disposition of the above described property or Proceeds; and
(iii) all "proceeds" as defined or determined under the Uniform Commercial Code. An Instrument payable by reason of loss or damage to the collateral is Proceeds.


------------------------------------------------------------------------------------------------------------
CD WAREHOUSE STORE LISTING

02-May-97
------------------------------------------------------------------------------------------------------------
STORE                                                                                      STORE
NUMBER        FRANCHISE LEGAL NAME               STORE ADDRESS             STORE CITY      STATE   STORE ZIP
------------------------------------------------------------------------------------------------------------
      1  Thee Three Musicteers, Inc.      4102 Buffalo Gap, #U          Abilene            TX          79606
------------------------------------------------------------------------------------------------------------
      4  Compact Disc Management          3151 Cooper St., # 108        Arlington          TX          76011
------------------------------------------------------------------------------------------------------------
      5  Brad Bibbs                       2242 N. Collins               Arlington          TX          76011
------------------------------------------------------------------------------------------------------------
      6  Jimick Products, Inc.            10001 Research Blvd. # 190    Austin             TX          78759
------------------------------------------------------------------------------------------------------------
      7  Jimick Products, Inc.            2001 Guadalupe                Austin             TX          78705
------------------------------------------------------------------------------------------------------------
      8  Compact Disc Management          5229 Highland Rd.             Baton Rouge        LA          70808
------------------------------------------------------------------------------------------------------------
      9  Compact Disc Management          3851 Phelan                   Beaumont           TX          77707
------------------------------------------------------------------------------------------------------------
     11  R. N. K. Inc.                    200 S. 23rd Ave., # A1        Bozeman            MT          59715
------------------------------------------------------------------------------------------------------------
     12  McKenzie Farms                   4490 Austin Bluffs Pkwy. #D   Colorado Springs   CO          80918
------------------------------------------------------------------------------------------------------------
     13  Compact Disc Management          403 University                College Station    TX          77840
------------------------------------------------------------------------------------------------------------
     15  CD Warehouse, Inc.               5100 Beltline, # 174          Dallas             TX          75240
------------------------------------------------------------------------------------------------------------
     16  Third Ear Productions, Inc.      9730 Central Expressway       Dallas             TX          75231
------------------------------------------------------------------------------------------------------------
     17  Compact Disc Management          1322 W. Hickory               Denton             TX          76201
------------------------------------------------------------------------------------------------------------
     18  Compact Disc Management          1587 S. Colorado Blvd.        Denver             CO          80222
------------------------------------------------------------------------------------------------------------
     19  Compact Disc Management          4041 Williams Blvd., # B6     Kenner             LA          70065
------------------------------------------------------------------------------------------------------------
     20  CDIL Interests, Ltd.             2817 W. Berry St.             Ft. Worth          TX          76109
------------------------------------------------------------------------------------------------------------
     21  Hail Squared, Inc.               3112 N. Jupiter, # B14        Garland            TX          75044
------------------------------------------------------------------------------------------------------------
     22  Jhony Sarzosa                    6127 FM 1960 W.               Houston            TX          77069
------------------------------------------------------------------------------------------------------------
     23  CDIL Interests, Ltd.             1017 N. Central Expwy # 200   Plano              TX          75075
------------------------------------------------------------------------------------------------------------
     24  Compact Disc Management          3662 N. Beltline              Irving             TX          75062
------------------------------------------------------------------------------------------------------------
     25  Compact Disc Management          26 Blanding Blvd.             Orange Park        FL          32073
------------------------------------------------------------------------------------------------------------
     27  Sax Music Corp.                  960 Northlake Blvd.           Lake Park          FL          33403
------------------------------------------------------------------------------------------------------------
     28  Compact Disc Management          11601 N. Rodney Parham        Little Rock        AR          72212
------------------------------------------------------------------------------------------------------------
     29  Silverdisc, Inc.                 5302 A. Slide Rd.             Lubbock            TX          79414
------------------------------------------------------------------------------------------------------------
     30  Compact Disc Management          5071 Park Ave.                Memphis            TN          38117
------------------------------------------------------------------------------------------------------------
     31  Compact Disc Management          1300 Town East Blvd., # 101   Mesquite           TX          75150
------------------------------------------------------------------------------------------------------------
     32  Compact Disc Management          2108 Veterans Memorial Blvd.  Metarie            LA          70002
------------------------------------------------------------------------------------------------------------
     33  CD Warehouse, Inc.               4706 N. Midkiff, #21          Midland            TX          79705
------------------------------------------------------------------------------------------------------------
     34  David Rogers                     5198 Rufe Snow, # 120         N. Richland Hills  TX          76180
------------------------------------------------------------------------------------------------------------
     35  Compact Disc Management          217 3rd St.                   Neptune Beach      FL          32233
------------------------------------------------------------------------------------------------------------
     36  Compact Disc Management          6708 N. May Ave.              Oklahoma City      OK          73116
------------------------------------------------------------------------------------------------------------
     37  Compact Disc Management          6203 NW Expwy                 Oklahoma City      OK          73132
------------------------------------------------------------------------------------------------------------
     38  Compact Disc Management          8010 Dodge St.                Omaha              NE          68114
------------------------------------------------------------------------------------------------------------
     39  Compact Disc Management          8136 Metcalf                  Overland Park      KS          66204
------------------------------------------------------------------------------------------------------------
     41  The Workout, Inc.                3502 Knickerbocker            San Angelo         TX          76904
------------------------------------------------------------------------------------------------------------
     42  Compact Disc Exchange, Inc.      2325 N.W. Military, #107      San Antonio        TX          78231
------------------------------------------------------------------------------------------------------------
     43  Compact Disc Exchange, Inc.      2950 Thousand Oaks, #25       San Antonio        TX          78147
------------------------------------------------------------------------------------------------------------
     44  Compact Disc Management          6469 Quiriva                  Shawnee            KS          66216
------------------------------------------------------------------------------------------------------------
     45  Brian Bradshaw                   1916 N. Grand, # 116          Sherman            TX          75090
------------------------------------------------------------------------------------------------------------
     46  Francis C. Wardlow               8236 Jewella Ave.             Shreveport         LA          71108
------------------------------------------------------------------------------------------------------------
     47  Compact Disc Management          1938 C1 S. Glenstone          Springfield        MO          65804
------------------------------------------------------------------------------------------------------------
     48  Compact Disc Management          4968 S. Redwood               Taylorsville       UT          84123
------------------------------------------------------------------------------------------------------------
     49  Tim Martinez                     1408 S. 31st St., # F         Temple             TX          76504
------------------------------------------------------------------------------------------------------------
     50  Compact Disc Management          6089-0 S. Sheridan            Tulsa              OK          74145
------------------------------------------------------------------------------------------------------------
     52  Sugarpack, Inc.                  2150 N. Josey Ln., # 118      Carrollton         TX          75006
------------------------------------------------------------------------------------------------------------
     53  Compact Disc Management          1615 N. Valley Mills Dr.      Waco               TX          76710
------------------------------------------------------------------------------------------------------------
     54  CD Warehouse, Inc.               400 W. Bay Area Blvd., # G    Webster            TX          77598
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
STORE                                                                                      STORE
NUMBER        FRANCHISE LEGAL NAME               STORE ADDRESS             STORE CITY      STATE   STORE ZIP
------------------------------------------------------------------------------------------------------------
     55  Compact Disc Management          4913 JFK Blvd.                Little Rock        AR          72116
------------------------------------------------------------------------------------------------------------
     56  The Three Musicteers, Inc.       2708 SW Pkwy, #165            Wichita Falls      TX          76308
------------------------------------------------------------------------------------------------------------
     58  Compact Disc Management          10131 San Jose Blvd., #11     Jacksonville       FL          32257
------------------------------------------------------------------------------------------------------------
     59  Compact Disc Management          13365 Coursey Blvd., #D       Baton Rouge        LA          70817
------------------------------------------------------------------------------------------------------------
     60  Compact Disc Management          2721 S. College Ave., #4A     Ft. Collins        CO          80525
------------------------------------------------------------------------------------------------------------
     61  Mike Shackleford                 19009 Preston, #202           Dallas             TX          75252
------------------------------------------------------------------------------------------------------------
     62  Compact Disc Management          48 E. 15th St.                Edmond             OK          73034
------------------------------------------------------------------------------------------------------------
     63  Doug Olson                       13300 S. Cleveland Ave., #55  Ft. Myers          FL          33907
------------------------------------------------------------------------------------------------------------
     64  Compact Disc Management          4680 King St.                 Alexandria         VA          22302
------------------------------------------------------------------------------------------------------------
     67  Compact Disc Management          2620 D.S. Shepherd            Houston            TX          77098
------------------------------------------------------------------------------------------------------------
     68  The Callanan Corp.               11828 Tesson Ferry Rd.        St. Louis          MO          63128
------------------------------------------------------------------------------------------------------------
     70  Music Brokers, Inc.              3502 Merle Hay Rd             Des Moines         IA          50310
------------------------------------------------------------------------------------------------------------
     71  Jimick Products, Inc.            2563 N. Downer Ave.           Milwaukee          WI          53211
------------------------------------------------------------------------------------------------------------
     72  Francis C. Wardlow               2951 E. Texas, #E             Bossier            LA          71111
------------------------------------------------------------------------------------------------------------
     73  Compact Disc Management          3613 D. Ambassador            Lafayette          LA          70503
------------------------------------------------------------------------------------------------------------
     75  Jimick Products, Inc.            6440 Pearl Rd.                Parma Heights      OH          44130
------------------------------------------------------------------------------------------------------------
     77  Don D. Young                     3821 F. Washington Rd.        Martinez           GA          30907
------------------------------------------------------------------------------------------------------------
     79  Jimick Products, Inc.            5206 B. Monroe St.            Toledo             OH          43623
------------------------------------------------------------------------------------------------------------
     80  Jimick Products, Inc.            19035 W. Blue Mound Rd.       Brookfield         WI          53005
------------------------------------------------------------------------------------------------------------
     81  Compact Disc Exchange, Inc.      5442 Evers                    San Antonio        TX          78238
------------------------------------------------------------------------------------------------------------
     83  CD Warehouse - UK Limited        46 Broadway                   London             K  SW191R  0
------------------------------------------------------------------------------------------------------------
     84  Mike Shackleford                 9203 Skillman, #106           Dallas             TX          75243
------------------------------------------------------------------------------------------------------------
     85  Jimick Products, Inc.            8154 S. Springboro Pike       Miamisburg         OH          45342
------------------------------------------------------------------------------------------------------------
     86  C-D Enterprises                  1314 Corporate Plaza Blvd.    Slidell            LA          70458
------------------------------------------------------------------------------------------------------------
     87  Jimick Products, Inc.            6365 Mayfield Rd.             Mayfield           OH          44124
------------------------------------------------------------------------------------------------------------
     88  Jimick Products, Inc.            1872 N. High St.              Columbus           OH          43201
------------------------------------------------------------------------------------------------------------
     89  Chicago Music, Inc.              1588 Buttitta                 Streamwood         IL          60107
------------------------------------------------------------------------------------------------------------
     90  Compact Disc Management          724 W. Main, #430             Lewisville         TX          75067
------------------------------------------------------------------------------------------------------------
     91  Serindipity Interests, Inc.      6080 S. Hulen, #736           Ft. Worth          TX          76132
------------------------------------------------------------------------------------------------------------
     92  Doug Olson                       2606 9th St. North            Naples             FL          33940
------------------------------------------------------------------------------------------------------------
     94  Compact Disc Management          14341 N. Dale Mabry hwy.      Tampa              FL          33618
------------------------------------------------------------------------------------------------------------
     95  Jimick Products, Inc.            2583 S. Hamilton              Columbus           OH          43232
------------------------------------------------------------------------------------------------------------
     96  Chicago Music, Inc.              Seven Danada Square East      Wheaton            IL          60187
------------------------------------------------------------------------------------------------------------
     97  Compact Disc Management          438 SE State Rt 291           Lee Summit         MO          64063
------------------------------------------------------------------------------------------------------------
     99  Fred H. Jones, Jr.               143 Stonebrook Place, #G      Jackson            TN          38305
------------------------------------------------------------------------------------------------------------
    101  CD Warehouse, Inc.               1560 N. Mesa, #105            El Paso            TX          79912
------------------------------------------------------------------------------------------------------------
    102  Compact Disc Management          5708 N. Antioch               Gladstone          MO          64119
------------------------------------------------------------------------------------------------------------
    103  Compact Disc Exchange, Inc.      3611 Broadway                 San Antonio        TX          78209
------------------------------------------------------------------------------------------------------------
    104  The Callanan Corp.               15218 Manchester              Ballwin            MO          63011
------------------------------------------------------------------------------------------------------------
    105  Chicago Music, Inc.              726 Amy Trail                 Carol Stream       IL          60188
------------------------------------------------------------------------------------------------------------
    106  JMS Enterprises, Inc.            4105 S. Tamiami Tr.           Venice             FL          34293
------------------------------------------------------------------------------------------------------------
    107  Don D. Young                     1042 N. Pleasantburg          Greenville         SC          29607
------------------------------------------------------------------------------------------------------------
    108  Czarina 1, Inc.                  4800 Whitesburg Dr.,  #17B    Huntsville         AL          35802
------------------------------------------------------------------------------------------------------------
    110  David C. Harris                  1000 Beltline Rd., #0         Decatur            AL          35601
------------------------------------------------------------------------------------------------------------
    111  CD Warehouse - UK Limited        51 New Broadway               Ealing             UK   W5
------------------------------------------------------------------------------------------------------------
    112  Third Ear Productions, Inc.      823 First Ave.                Seattle            WA          98104
------------------------------------------------------------------------------------------------------------
    113  R. N. K. Inc.                    1774 N. University Pkwy, #34  Provo              UT          84604
------------------------------------------------------------------------------------------------------------
    114  Chicago Music, Inc.              429 W. Roosevelt              Lombard            IL          60148
------------------------------------------------------------------------------------------------------------
    115  Paul Lee McNinney                14209 Baltimore Ave.          Laurel             MD          20707
------------------------------------------------------------------------------------------------------------
    116  MCB Enterprises, Inc.            2475 Apalachee Pkwy #109      Tallahassee        FL          32301
------------------------------------------------------------------------------------------------------------
    118  Brian Bradshaw                   3807 C S. Peoria              Tulsa              OK          74105
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
STORE                                                                                      STORE
NUMBER        FRANCHISE LEGAL NAME               STORE ADDRESS             STORE CITY      STATE   STORE ZIP
------------------------------------------------------------------------------------------------------------
    119  JJC, Inc.                        214 E. College Ave.           Appleton           WI          54911
------------------------------------------------------------------------------------------------------------
    120  Blue Wolf Entertainment, Inc.    435 N. 1680 E. Unit 12        St. George         UT          84770
------------------------------------------------------------------------------------------------------------
    121  PMAC, Inc.                       2502   I William St.          Cape Girardeau     MO          63703
------------------------------------------------------------------------------------------------------------
    122  Serindipity Interests, Inc.      3523 Oak Lawn Ave.            Dallas             TX          75219
------------------------------------------------------------------------------------------------------------
    123  H.D. Turner                      80 Merrion St.                Leeds              UK LS2 8LW   0
------------------------------------------------------------------------------------------------------------
    124  KC Music, Inc.                   3717 80th St.                 Kenosha            WI          53140
------------------------------------------------------------------------------------------------------------
    125  Doug Olson                       3800 S. Tamiami Tr. # 110     Sarasota           Fl          34239
------------------------------------------------------------------------------------------------------------
    126  Lyle M. Larson                   2087 E. 17th St.              Idaho Falls        ID          83404
------------------------------------------------------------------------------------------------------------
    127  Douglas Mashkow                  228 Merrick Rd.               Rockville Centre   NY          11570
------------------------------------------------------------------------------------------------------------
    128  Music Brokers, Inc.              2822 East 53rd St.            Davenport          IA          52807
------------------------------------------------------------------------------------------------------------
    129  Jhony Sarzosa                    15843 FM 529                  Houston            TX          77084
------------------------------------------------------------------------------------------------------------
    130  Compact Disc Exchange, Inc.      6900 San Pedro                San Antonio        TX          78216
------------------------------------------------------------------------------------------------------------
    131  CD Warehouse, Inc.               32581 US 19 North             Palm Harbor        FL          34684
------------------------------------------------------------------------------------------------------------
    132  CD Warehouse, Inc.               1560 S. R. 436 East, #120     Fern Park          FL          32730
------------------------------------------------------------------------------------------------------------
    133  CD Warehouse, Inc.               4482 S. Noland Rd.            Independence       MO          64055
------------------------------------------------------------------------------------------------------------
    134  CD Warehouse, Inc.               8215 Menaul N.E.              Albuquerque        NM          87110
------------------------------------------------------------------------------------------------------------
    135  CD Warehouse, Inc.               2525 E. Colonial Dr.          Orlando            FL          32803
------------------------------------------------------------------------------------------------------------

                            UCC FINANCING STATEMENT
                               STATE OF OKLAHOMA


DEBTOR                                  SECURED PARTY
------                                  -------------
CD WAREHOUSE, INC.                      BANK ONE, OKLAHOMA CITY
1204 Sovereign Row                      6303 North Portland
Oklahoma City, Oklahoma 73108           Oklahoma City, OK 73112



This Financing Statement covers the following types of property:


                           SEE EXHIBIT "A" ATTACHED


Proceeds and products of Collateral are also covered.



File with: The County Clerk of OKLAHOMA COUNTY, STATE OF OKLAHOMA under the Uniform Commercial Code of the State of Oklahoma.


DEBTOR                                  SECURED PARTY
------                                  -------------
CD WAREHOUSE, INC., a Delaware          BANK ONE, OKLAHOMA CITY,
corporation                             a state banking association


By: /s/ JERRY W. GRIZZLE                By: /s/ JAMES R. KARCHER
   ------------------------------          ------------------------------
   Jerry W. Grizzle, President             James R. Karcher, Senior Vice
                                                             President

                                  EXHIBIT "A"

        All of Debtor's right, title and interest in and to the following described property:

        All Accounts, accounts receivable, contract rights, franchise agreements, notes, drafts, acceptances, general intangibles, chattel paper and other forms of obligations and receivables owing to Debtor arising out of or in connection with Debtor's business, including such as may arise out of the sale, lease or other disposition at any time and from time to time of Inventory, whether now owned or hereafter acquired, and any right to payment for goods sold or leased or for services rendered and the Proceeds thereof, together with all other forms of accounts as may be defined or determined under the Uniform Commercial Code whether such Accounts now exist or are hereinafter acquired.

        All Chattel Paper and any and all rights to payment for a monetary obligation, together with all other forms of chattel paper as may be defined or determined under the Uniform Commercial Code, whether now owned or hereafter acquired.

        All forms of Documents as may be defined or determined under the Uniform Commercial Code, whether now owned or hereafter acquired.

        All Equipment, tools, machinery, appliances, building materials, supplies, furniture, fixtures, furnishings, business records, goods to become fixtures and all other similar tangible personal property of every kind now owned by Debtor or hereafter acquired, together with all other forms of equipment and fixtures as may be defined or determined under the Uniform Commercial Code.

        Any and all franchise agreements, contracts, contract rights, documents, licenses, general intangibles, chattel paper and other forms of rights in favor of Debtor and obligations owing to Debtor arising out of or in connection with any franchise arrangement with any franchisee or other party, and any right to any royalty or other payments thereunder, whether now existing or hereafter incurred, including, but not limited to those franchise agreements listed on the attachment hereto, together with all amendments, modifications and substitutions thereto and therefor.

        All General Intangibles, including any personal property and things in action, other than Goods, Accounts, Chattel Paper, Documents, Equipment, Instruments, Inventory and money, including any and all patents, trademarks, copyrights and other intellectual property, whether now owned or hereafter acquired, together with all other forms of general intangibles as may be defined or determined under the Uniform Commercial Code.

        All Goods and all other things which are movable at the time a security interest attaches or which are fixtures (12A O.S. (S)9-313), together with all other forms of goods as may be defined or determined under the Uniform Commercial Code, whether now owned or hereafter acquired, but does not include money, Documents, Instruments, Accounts, Chattel Paper or General Intangibles, but does include (i) "Equipment" if they are used or bought for use primarily in
                      ---------
business or if the goods are not included in the definition of Inventory, together with all other forms of equipment as may be defined or determined under the Uniform Commercial Code; and (ii) "Inventory" if they are held by a person who holds them for sale
                ---------
or lease or to be furnished under contracts of service or if he has so furnished them, or if they are raw materials, work in process, or materials used or consumed in a business, together with all other forms of inventory as may be defined or determined under the Uniform Commercial Code.

        All Instruments and negotiable instruments, as defined in 12A O.S. (S)3-104, or a security, defined in 12A O.S. (S)8-102, or any other writing which evidences a right to the payment of money and is not itself a security agreement or lease and is a type of which is in the ordinary course of business transferred by delivery with any necessary endorsement or assignment, together with all other forms of instruments as may be defined or determined under the Uniform Commercial Code, whether now owned or hereafter acquired.

        All Inventory, raw materials, finished goods, work-in-process and all other personal property of whatever nature now or hereafter owned and which are held for sale or lease or are furnished or to be furnished under contracts of service, together with all other forms of inventory as may be defined or determined under the Uniform Commercial Code, whether now owned or hereafter acquired.

        All furniture, fixtures, trade fixtures, machinery, equipment and other moveable or removable personal property of any kind of the Debtor located at, or removed from, any leased facility, whether now owned or hereafter acquired.

        All Proceeds, including: (i) all amounts, sums, revenues and income which become payable from any of the above described property (including any after-acquired properties); (ii) whatever is received upon the sale, exchange, collection or other disposition of the above described property or Proceeds; and
(iii) all "proceeds" as defined or determined under the Uniform Commercial Code. An Instrument payable by reason of loss or damage to the collateral is Proceeds.


------------------------------------------------------------------------------------------------------------
CD WAREHOUSE STORE LISTING

02-May-97
------------------------------------------------------------------------------------------------------------
STORE                                                                                      STORE
NUMBER        FRANCHISE LEGAL NAME               STORE ADDRESS             STORE CITY      STATE   STORE ZIP
------------------------------------------------------------------------------------------------------------
      1  Thee Three Musicteers, Inc.      4102 Buffalo Gap, #U          Abilene            TX          79606
------------------------------------------------------------------------------------------------------------
      4  Compact Disc Management          3151 Cooper St., # 108        Arlington          TX          76011
------------------------------------------------------------------------------------------------------------
      5  Brad Bibbs                       2242 N. Collins               Arlington          TX          76011
------------------------------------------------------------------------------------------------------------
      6  Jimick Products, Inc.            10001 Research Blvd. # 190    Austin             TX          78759
------------------------------------------------------------------------------------------------------------
      7  Jimick Products, Inc.            2001 Guadalupe                Austin             TX          78705
------------------------------------------------------------------------------------------------------------
      8  Compact Disc Management          5229 Highland Rd.             Baton Rouge        LA          70808
------------------------------------------------------------------------------------------------------------
      9  Compact Disc Management          3851 Phelan                   Beaumont           TX          77707
------------------------------------------------------------------------------------------------------------
     11  R. N. K. Inc.                    200 S. 23rd Ave., # A1        Bozeman            MT          59715
------------------------------------------------------------------------------------------------------------
     12  McKenzie Farms                   4490 Austin Bluffs Pkwy. #D   Colorado Springs   CO          80918
------------------------------------------------------------------------------------------------------------
     13  Compact Disc Management          403 University                College Station    TX          77840
------------------------------------------------------------------------------------------------------------
     15  CD Warehouse, Inc.               5100 Beltline, # 174          Dallas             TX          75240
------------------------------------------------------------------------------------------------------------
     16  Third Ear Productions, Inc.      9730 Central Expressway       Dallas             TX          75231
------------------------------------------------------------------------------------------------------------
     17  Compact Disc Management          1322 W. Hickory               Denton             TX          76201
------------------------------------------------------------------------------------------------------------
     18  Compact Disc Management          1587 S. Colorado Blvd.        Denver             CO          80222
------------------------------------------------------------------------------------------------------------
     19  Compact Disc Management          4041 Williams Blvd., # B6     Kenner             LA          70065
------------------------------------------------------------------------------------------------------------
     20  CDIL Interests, Ltd.             2817 W. Berry St.             Ft. Worth          TX          76109
------------------------------------------------------------------------------------------------------------
     21  Hail Squared, Inc.               3112 N. Jupiter, # B14        Garland            TX          75044
------------------------------------------------------------------------------------------------------------
     22  Jhony Sarzosa                    6127 FM 1960 W.               Houston            TX          77069
------------------------------------------------------------------------------------------------------------
     23  CDIL Interests, Ltd.             1017 N. Central Expwy # 200   Plano              TX          75075
------------------------------------------------------------------------------------------------------------
     24  Compact Disc Management          3662 N. Beltline              Irving             TX          75062
------------------------------------------------------------------------------------------------------------
     25  Compact Disc Management          26 Blanding Blvd.             Orange Park        FL          32073
------------------------------------------------------------------------------------------------------------
     27  Sax Music Corp.                  960 Northlake Blvd.           Lake Park          FL          33403
------------------------------------------------------------------------------------------------------------
     28  Compact Disc Management          11601 N. Rodney Parham        Little Rock        AR          72212
------------------------------------------------------------------------------------------------------------
     29  Silverdisc, Inc.                 5302 A. Slide Rd.             Lubbock            TX          79414
------------------------------------------------------------------------------------------------------------
     30  Compact Disc Management          5071 Park Ave.                Memphis            TN          38117
------------------------------------------------------------------------------------------------------------
     31  Compact Disc Management          1300 Town East Blvd., # 101   Mesquite           TX          75150
------------------------------------------------------------------------------------------------------------
     32  Compact Disc Management          2108 Veterans Memorial Blvd.  Metarie            LA          70002
------------------------------------------------------------------------------------------------------------
     33  CD Warehouse, Inc.               4706 N. Midkiff, #21          Midland            TX          79705
------------------------------------------------------------------------------------------------------------
     34  David Rogers                     5198 Rufe Snow, # 120         N. Richland Hills  TX          76180
------------------------------------------------------------------------------------------------------------
     35  Compact Disc Management          217 3rd St.                   Neptune Beach      FL          32233
------------------------------------------------------------------------------------------------------------
     36  Compact Disc Management          6708 N. May Ave.              Oklahoma City      OK          73116
------------------------------------------------------------------------------------------------------------
     37  Compact Disc Management          6203 NW Expwy                 Oklahoma City      OK          73132
------------------------------------------------------------------------------------------------------------
     38  Compact Disc Management          8010 Dodge St.                Omaha              NE          68114
------------------------------------------------------------------------------------------------------------
     39  Compact Disc Management          8136 Metcalf                  Overland Park      KS          66204
------------------------------------------------------------------------------------------------------------
     41  The Workout, Inc.                3502 Knickerbocker            San Angelo         TX          76904
------------------------------------------------------------------------------------------------------------
     42  Compact Disc Exchange, Inc.      2325 N.W. Military, #107      San Antonio        TX          78231
------------------------------------------------------------------------------------------------------------
     43  Compact Disc Exchange, Inc.      2950 Thousand Oaks, #25       San Antonio        TX          78147
------------------------------------------------------------------------------------------------------------
     44  Compact Disc Management          6469 Quiriva                  Shawnee            KS          66216
------------------------------------------------------------------------------------------------------------
     45  Brian Bradshaw                   1916 N. Grand, # 116          Sherman            TX          75090
------------------------------------------------------------------------------------------------------------
     46  Francis C. Wardlow               8236 Jewella Ave.             Shreveport         LA          71108
------------------------------------------------------------------------------------------------------------
     47  Compact Disc Management          1938 C1 S. Glenstone          Springfield        MO          65804
------------------------------------------------------------------------------------------------------------
     48  Compact Disc Management          4968 S. Redwood               Taylorsville       UT          84123
------------------------------------------------------------------------------------------------------------
     49  Tim Martinez                     1408 S. 31st St., # F         Temple             TX          76504
------------------------------------------------------------------------------------------------------------
     50  Compact Disc Management          6089-0 S. Sheridan            Tulsa              OK          74145
------------------------------------------------------------------------------------------------------------
     52  Sugarpack, Inc.                  2150 N. Josey Ln., # 118      Carrollton         TX          75006
------------------------------------------------------------------------------------------------------------
     53  Compact Disc Management          1615 N. Valley Mills Dr.      Waco               TX          76710
------------------------------------------------------------------------------------------------------------
     54  CD Warehouse, Inc.               400 W. Bay Area Blvd., # G    Webster            TX          77598
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
STORE                                                                                      STORE
NUMBER        FRANCHISE LEGAL NAME               STORE ADDRESS             STORE CITY      STATE   STORE ZIP
------------------------------------------------------------------------------------------------------------
     55  Compact Disc Management          4913 JFK Blvd.                Little Rock        AR          72116
------------------------------------------------------------------------------------------------------------
     56  The Three Musicteers, Inc.       2708 SW Pkwy, #165            Wichita Falls      TX          76308
------------------------------------------------------------------------------------------------------------
     58  Compact Disc Management          10131 San Jose Blvd., #11     Jacksonville       FL          32257
------------------------------------------------------------------------------------------------------------
     59  Compact Disc Management          13365 Coursey Blvd., #D       Baton Rouge        LA          70817
------------------------------------------------------------------------------------------------------------
     60  Compact Disc Management          2721 S. College Ave., #4A     Ft. Collins        CO          80525
------------------------------------------------------------------------------------------------------------
     61  Mike Shackleford                 19009 Preston, #202           Dallas             TX          75252
------------------------------------------------------------------------------------------------------------
     62  Compact Disc Management          48 E. 15th St.                Edmond             OK          73034
------------------------------------------------------------------------------------------------------------
     63  Doug Olson                       13300 S. Cleveland Ave., #55  Ft. Myers          FL          33907
------------------------------------------------------------------------------------------------------------
     64  Compact Disc Management          4680 King St.                 Alexandria         VA          22302
------------------------------------------------------------------------------------------------------------
     67  Compact Disc Management          2620 D.S. Shepherd            Houston            TX          77098
------------------------------------------------------------------------------------------------------------
     68  The Callanan Corp.               11828 Tesson Ferry Rd.        St. Louis          MO          63128
------------------------------------------------------------------------------------------------------------
     70  Music Brokers, Inc.              3502 Merle Hay Rd             Des Moines         IA          50310
------------------------------------------------------------------------------------------------------------
     71  Jimick Products, Inc.            2563 N. Downer Ave.           Milwaukee          WI          53211
------------------------------------------------------------------------------------------------------------
     72  Francis C. Wardlow               2951 E. Texas, #E             Bossier            LA          71111
------------------------------------------------------------------------------------------------------------
     73  Compact Disc Management          3613 D. Ambassador            Lafayette          LA          70503
------------------------------------------------------------------------------------------------------------
     75  Jimick Products, Inc.            6440 Pearl Rd.                Parma Heights      OH          44130
------------------------------------------------------------------------------------------------------------
     77  Don D. Young                     3821 F. Washington Rd.        Martinez           GA          30907
------------------------------------------------------------------------------------------------------------
     79  Jimick Products, Inc.            5206 B. Monroe St.            Toledo             OH          43623
------------------------------------------------------------------------------------------------------------
     80  Jimick Products, Inc.            19035 W. Blue Mound Rd.       Brookfield         WI          53005
------------------------------------------------------------------------------------------------------------
     81  Compact Disc Exchange, Inc.      5442 Evers                    San Antonio        TX          78238
------------------------------------------------------------------------------------------------------------
     83  CD Warehouse - UK Limited        46 Broadway                   London             K  SW191R  0
------------------------------------------------------------------------------------------------------------
     84  Mike Shackleford                 9203 Skillman, #106           Dallas             TX          75243
------------------------------------------------------------------------------------------------------------
     85  Jimick Products, Inc.            8154 S. Springboro Pike       Miamisburg         OH          45342
------------------------------------------------------------------------------------------------------------
     86  C-D Enterprises                  1314 Corporate Plaza Blvd.    Slidell            LA          70458
------------------------------------------------------------------------------------------------------------
     87  Jimick Products, Inc.            6365 Mayfield Rd.             Mayfield           OH          44124
------------------------------------------------------------------------------------------------------------
     88  Jimick Products, Inc.            1872 N. High St.              Columbus           OH          43201
------------------------------------------------------------------------------------------------------------
     89  Chicago Music, Inc.              1588 Buttitta                 Streamwood         IL          60107
------------------------------------------------------------------------------------------------------------
     90  Compact Disc Management          724 W. Main, #430             Lewisville         TX          75067
------------------------------------------------------------------------------------------------------------
     91  Serindipity Interests, Inc.      6080 S. Hulen, #736           Ft. Worth          TX          76132
------------------------------------------------------------------------------------------------------------
     92  Doug Olson                       2606 9th St. North            Naples             FL          33940
------------------------------------------------------------------------------------------------------------
     94  Compact Disc Management          14341 N. Dale Mabry hwy.      Tampa              FL          33618
------------------------------------------------------------------------------------------------------------
     95  Jimick Products, Inc.            2583 S. Hamilton              Columbus           OH          43232
------------------------------------------------------------------------------------------------------------
     96  Chicago Music, Inc.              Seven Danada Square East      Wheaton            IL          60187
------------------------------------------------------------------------------------------------------------
     97  Compact Disc Management          438 SE State Rt 291           Lee Summit         MO          64063
------------------------------------------------------------------------------------------------------------
     99  Fred H. Jones, Jr.               143 Stonebrook Place, #G      Jackson            TN          38305
------------------------------------------------------------------------------------------------------------
    101  CD Warehouse, Inc.               1560 N. Mesa, #105            El Paso            TX          79912
------------------------------------------------------------------------------------------------------------
    102  Compact Disc Management          5708 N. Antioch               Gladstone          MO          64119
------------------------------------------------------------------------------------------------------------
    103  Compact Disc Exchange, Inc.      3611 Broadway                 San Antonio        TX          78209
------------------------------------------------------------------------------------------------------------
    104  The Callanan Corp.               15218 Manchester              Ballwin            MO          63011
------------------------------------------------------------------------------------------------------------
    105  Chicago Music, Inc.              726 Amy Trail                 Carol Stream       IL          60188
------------------------------------------------------------------------------------------------------------
    106  JMS Enterprises, Inc.            4105 S. Tamiami Tr.           Venice             FL          34293
------------------------------------------------------------------------------------------------------------
    107  Don D. Young                     1042 N. Pleasantburg          Greenville         SC          29607
------------------------------------------------------------------------------------------------------------
    108  Czarina 1, Inc.                  4800 Whitesburg Dr.,  #17B    Huntsville         AL          35802
------------------------------------------------------------------------------------------------------------
    110  David C. Harris                  1000 Beltline Rd., #0         Decatur            AL          35601
------------------------------------------------------------------------------------------------------------
    111  CD Warehouse - UK Limited        51 New Broadway               Ealing             UK   W5
------------------------------------------------------------------------------------------------------------
    112  Third Ear Productions, Inc.      823 First Ave.                Seattle            WA          98104
------------------------------------------------------------------------------------------------------------
    113  R. N. K. Inc.                    1774 N. University Pkwy, #34  Provo              UT          84604
------------------------------------------------------------------------------------------------------------
    114  Chicago Music, Inc.              429 W. Roosevelt              Lombard            IL          60148
------------------------------------------------------------------------------------------------------------
    115  Paul Lee McNinney                14209 Baltimore Ave.          Laurel             MD          20707
------------------------------------------------------------------------------------------------------------
    116  MCB Enterprises, Inc.            2475 Apalachee Pkwy #109      Tallahassee        FL          32301
------------------------------------------------------------------------------------------------------------
    118  Brian Bradshaw                   3807 C S. Peoria              Tulsa              OK          74105
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
STORE                                                                                      STORE
NUMBER        FRANCHISE LEGAL NAME               STORE ADDRESS             STORE CITY      STATE   STORE ZIP
------------------------------------------------------------------------------------------------------------
    119  JJC, Inc.                        214 E. College Ave.           Appleton           WI          54911
------------------------------------------------------------------------------------------------------------
    120  Blue Wolf Entertainment, Inc.    435 N. 1680 E. Unit 12        St. George         UT          84770
------------------------------------------------------------------------------------------------------------
    121  PMAC, Inc.                       2502   I William St.          Cape Girardeau     MO          63703
------------------------------------------------------------------------------------------------------------
    122  Serindipity Interests, Inc.      3523 Oak Lawn Ave.            Dallas             TX          75219
------------------------------------------------------------------------------------------------------------
    123  H.D. Turner                      80 Merrion St.                Leeds              UK LS2 8LW   0
------------------------------------------------------------------------------------------------------------
    124  KC Music, Inc.                   3717 80th St.                 Kenosha            WI          53140
------------------------------------------------------------------------------------------------------------
    125  Doug Olson                       3800 S. Tamiami Tr. # 110     Sarasota           Fl          34239
------------------------------------------------------------------------------------------------------------
    126  Lyle M. Larson                   2087 E. 17th St.              Idaho Falls        ID          83404
------------------------------------------------------------------------------------------------------------
    127  Douglas Mashkow                  228 Merrick Rd.               Rockville Centre   NY          11570
------------------------------------------------------------------------------------------------------------
    128  Music Brokers, Inc.              2822 East 53rd St.            Davenport          IA          52807
------------------------------------------------------------------------------------------------------------
    129  Jhony Sarzosa                    15843 FM 529                  Houston            TX          77084
------------------------------------------------------------------------------------------------------------
    130  Compact Disc Exchange, Inc.      6900 San Pedro                San Antonio        TX          78216
------------------------------------------------------------------------------------------------------------
    131  CD Warehouse, Inc.               32581 US 19 North             Palm Harbor        FL          34684
------------------------------------------------------------------------------------------------------------
    132  CD Warehouse, Inc.               1560 S. R. 436 East, #120     Fern Park          FL          32730
------------------------------------------------------------------------------------------------------------
    133  CD Warehouse, Inc.               4482 S. Noland Rd.            Independence       MO          64055
------------------------------------------------------------------------------------------------------------
    134  CD Warehouse, Inc.               8215 Menaul N.E.              Albuquerque        NM          87110
------------------------------------------------------------------------------------------------------------
    135  CD Warehouse, Inc.               2525 E. Colonial Dr.          Orlando            FL          32803
------------------------------------------------------------------------------------------------------------

                            LITIGATION CERTIFICATE
                            ----------------------

          The undersigned, as President of CD Warehouse, Inc., a Delaware corporation, and Compact Discs Management, Inc., a Delaware corporation (the "Borrowers"), does hereby certify that, as of the date hereof, the Borrowers are not parties to any action, claim or proceeding, nor is the property of the Borrowers the subject of any action, claim or proceeding, nor are the Borrowers or their respective properties the subject of or associated with any threatened action, claim or proceeding, which is of a material nature and would adversely affect the Borrowers abilities to perform any and all of their obligations under: (i) the extensions of credit in the maximum principal amount of $2,000,000.00 from BANK ONE, OKLAHOMA CITY, a state banning association (the "Bank"), as evidenced by a Promissory Note for said amount in favor of the Bank;
(ii) the terms and conditions of a certain Loan Agreement executed and delivered by Borrowers to the Bank covering said obligation; (iii) the terms and conditions of a certain Security Agreement and Financing Statement executed and delivered by CD Warehouse, Inc. to the Bank; and (iv) the terms and conditions of all other security documents and agreements and any and all other documents, instruments, affidavits and certificates made in connection therewith.

          The undersigned further certifies that, to the best of his knowledge as of the date hereof, Jerry W. Grizzle and The Jerry W. Grizzle and Shawn L. Grizzle Revocable Living Trust dated January 6, 1994 (collectively the "Guarantors") are not parties to any action, claim or proceeding, nor is their property the subject of any action, claim or proceeding, nor are they or any of their property the subject of or associated with any threatened action, claim or proceeding, which is of a material nature and would adversely affect their ability to perform any and all of the Guarantors' obligations under: (i) their respective Continuing Guaranty agreements covering the extension of credit to the Borrowers in the principal amount of $2,000,000.00; (ii) the terms and conditions of the Loan Agreement, as it pertains to the Guarantors; and (iii) the terms and conditions of all other security documents and agreements and any and all other documents, instruments, affidavits and certificates made in connection therewith.

                           DATED as of May 16, 1997.

     CD WAREHOUSE, INC.,                COMPACT DISCS MANAGEMENT, INC.
     a Delaware corporation             a Delaware corporation



     By: /s/ JERRY W. GRIZZLE           By: /s/ BRUCE D. MacDONALD
         ---------------------------        ---------------------------
         Jerry W. Grizzle, President        Bruce D. MacDonald,
                                            President

                                CERTIFICATE OF
                        CORPORATE BORROWING RESOLUTIONS
                        -------------------------------


     I, the undersigned, Doyle E. Motley, Secretary, and as such custodian of the records, of CD WAREHOUSE, INC. (the "Corporation"), a corporation created and existing under and by virtue of the laws of the State of Delaware, hereby certify that on May 16, 1997, the following resolutions were unanimously passed by its Board of Directors at a meeting thereof, duly and legally called, and in which a quorum of such Board participated:

     WHEREAS, it is necessary and desirable for the Corporation and in the best interests of the Corporation for the Corporation to obtain certain extensions of credit in the maximum principal amount of $2,000,000.00 from BANK ONE, OKLAHOMA CITY, a state banking association (the "Lender"), and for the purposes of and in connection therewith, to execute and deliver a Promissory Note for the principal amount of $2,000,000.00 in favor of the Lender ("Note") which obligations shall be subject to the terms and conditions of a certain Loan Agreement dated even date herewith ("Loan Agreement"), and which Note and Loan Agreement are subject to certain other loan and security agreements and documents in form satisfactory to the Lender (collectively the "Loan Documents"); and

     BE IT THEREFORE RESOLVED, that the extensions of credit from the Lender to the Corporation in the maximum principal amount of $2,000,000.00 as evidenced by the Note, the Loan Agreement and the Loan Documents, be and the same are hereby approved by the Corporation, as it is in the best interests of the Corporation, and that the Note, the Loan Agreement and Loan Documents from the Corporation in favor of the Lender, together with any and all such other instruments, documents and certificates necessary or desirable to consummate said extensions of credit by the Lender to the Corporation are hereby approved and authorized to be executed and delivered by the Corporation to the Lender; and

     BE IT FURTHER RESOLVED, that the President or other proper officer of this Corporation be and the same is hereby authorized, empowered and directed for and on behalf of the Corporation to make, execute and deliver to the Lender, with the Corporation's seal impressed thereon, if necessary, the Note, the Loan Agreement and Loan Documents, and such other instruments, documents and certificates which the said officer of the Corporation deems necessary or desirable in connection with the extensions of credit from the Lender to the Corporation.

     I further certify that: (i) none of the foregoing resolutions have been amended, modified or rescinded, and each is in full force and effect on the date hereof; and (ii) there is no provision in the Corporation's Bylaws limiting the power of the Corporation or any officer thereof to take the actions as described above, and that the same are in conformity with the provisions of said Bylaws.

     Witness my hand effective as of May 16, 1997.


                                         /s/ DOYLE E. MOTLEY
                                        ----------------------------------------
                                             Doyle E. Motley, Secretary


(Confirmed)                              /s/ JERRY W. GRIZZLE
                                        ----------------------------------------
                                             Jerry W. Grizzle, President



STATE OF OKLAHOMA       )
                        )  SS:
COUNTY OF OKLAHOMA      )

     The foregoing instrument was acknowledged before me this 16th day of May, 1997, by Doyle E. Motley as Secretary of CD Warehouse, Inc., a Delaware corporation, on behalf of said corporation.


                                         /s/ [SIGNATURE ILLEGIBLE]
                                        ----------------------------------------
                                             NOTARY PUBLIC

My Commission Expires:

       1-31-98
----------------------

                                CERTIFICATE OF
                        CORPORATE BORROWING RESOLUTIONS
                        -------------------------------


     I, the undersigned, Doyle E. Motley, Secretary, and as such custodian of the records, of COMPACT DISCS MANAGEMENT, INC. (the "Corporation"), a corporation created and existing under and by virtue of the laws of the State of Delaware, hereby certify that on May 16, 1997, the following resolutions were unanimously passed by its Board of Directors at a meeting thereof, duly and legally called, and in which a quorum of such Board participated:

     WHEREAS, it is necessary and desirable for the Corporation and in the best interests of the Corporation for the Corporation to obtain certain extensions of credit in the maximum principal amount of $2,000,000.00 from BANK ONE, OKLAHOMA CITY, a state banking association (the "Lender"), and for the purposes of and in connection therewith, to execute and deliver a Promissory Note for the principal amount of $2,000,000.00 in favor of the Lender ("Note") which obligations shall be subject to the terms and conditions of a certain Loan Agreement dated even date herewith ("Loan Agreement"), and which Note and Loan Agreement are subject to certain other loan and security agreements and documents in form satisfactory to the Lender (collectively the "Loan Documents"); and

     BE IT THEREFORE RESOLVED, that the extensions of credit from the Lender to the Corporation in the maximum principal amount of $2,000,000.00 as evidenced by the Note, the Loan Agreement and the Loan Documents, be and the same are hereby approved by the Corporation, as it is in the best interests of the Corporation, and that the Note, the Loan Agreement and Loan Documents from the Corporation in favor of the Lender, together with any and all such other instruments, documents and certificates necessary or desirable to consummate said extensions of credit by the Lender to the Corporation are hereby approved and authorized to be executed and delivered by the Corporation to the Lender; and

     BE IT FURTHER RESOLVED, that the President or other proper officer of this Corporation be and the same is hereby authorized, empowered and directed for and on behalf of the Corporation to make, execute and deliver to the Lender, with the Corporation's seal impressed thereon, if necessary, the Note, the Loan Agreement and Loan Documents, and such other instruments, documents and certificates which the said officer of the Corporation deems necessary or desirable in connection with the extensions of credit from the Lender to the Corporation.

     I further certify that: (i) none of the foregoing resolutions have been amended, modified or rescinded, and each is in full force and effect on the date hereof; and (ii) there is no provision in the Corporation's Bylaws limiting the power of the Corporation or any officer thereof to take the actions as described above, and that the same are in conformity with the provisions of said Bylaws.

     Witness my hand effective as of May 16, 1997.


                                         /s/ DOYLE E. MOTLEY
                                        ----------------------------------------
                                             Doyle E. Motley, Secretary


(Confirmed)                              /s/ BRUCE D. MACDONALD
                                        ----------------------------------------
                                             Bruce D. MacDonald, President



STATE OF OKLAHOMA       )
                        )  SS:
COUNTY OF OKLAHOMA      )

     The foregoing instrument was acknowledged before me this 16th day of May, 1997, by Doyle E. Motley as Secretary of Compact Discs Management, Inc., a Delaware corporation, on behalf of said corporation.


                                         /s/ [SIGNATURE ILLEGIBLE]
                                        ----------------------------------------
                                             NOTARY PUBLIC

My Commission Expires:

       1-31-98
----------------------

                           CERTIFICATE OF INCUMBENCY
                           -------------------------


         I, DOYLE E. MOTLEY, DO HEREBY CERTIFY THAT:

         1. I am the duly elected, qualified and acting Secretary of CD Warehouse, Inc., a Delaware corporation (the "Corporation").

         2. That each of the persons named below was duly elected to the office of the Corporation set opposite his or her respective name, and has been duly qualified and acting as such officer of the Corporation at all times since the date of his or her election and including the time of delivery of this Certificate, and the genuine signatures of such officers are set opposite their respective names:

         NAME           OFFICE     SIGNATURE
         ----           ------     ---------

    Jerry W. Grizzle    President  /s/ JERRY W. GRIZZLE
                                   ------------------------------------

    Doyle E. Motley     Secretary  /s/ DOYLE E. MOTLEY
                                   ------------------------------------

         IN WITNESS WHEREOF, I have hereunto signed my name effective as of May 16, 1997.

                                   /s/ DOYLE E. MOTLEY
                                   ------------------------------------
                                   Doyle E. Motley, Secretary


         I, Jerry W. Grizzle, President of CD Warehouse, Inc., a Delaware corporation (the "Corporation") do hereby certify that Doyle E. Motley is the duly elected and qualified Secretary of the Corporation, and the signature set forth immediately preceding the certification is his true and genuine signature.

         IN WITNESS WHEREOF, I have hereunto signed my name effective as of May 16, 1997.


                                   /s/ JERRY W. GRIZZLE
                                   ------------------------------------
                                   Jerry W. Grizzle, President

                           CERTIFICATE OF INCUMBENCY
                           -------------------------


         I, DOYLE E. MOTLEY, DO HEREBY CERTIFY THAT:

         1. I am the duly elected, qualified and acting Secretary of Compact Discs Management, Inc., a Delaware corporation (the "Corporation").

         2. That each of the persons named below was duly elected to the office of the Corporation set opposite his or her respective name, and has been duly qualified and acting as such officer of the Corporation at all times since the date of his or her election and including the time of delivery of this Certificate, and the genuine signatures of such officers are set opposite their respective names:

         NAME           OFFICE     SIGNATURE
         ----           ------     ---------

    Bruce D. MacDonald  President  /s/ BRUCE D. MacDONALD
                                   ------------------------------------

    Doyle E. Motley     Secretary  /s/ DOYLE E. MOTLEY
                                   ------------------------------------

         IN WITNESS WHEREOF, I have hereunto signed my name effective as of May 16, 1997.


                                   /s/ DOYLE E. MOTLEY
                                   ------------------------------------
                                   Doyle E. Motley, Secretary


         I, Bruce D. MacDonald, President of Compact Discs Management, Inc., a Delaware corporation (the "Corporation") do hereby certify that Doyle E. Motley is the duly elected and qualified Secretary of the Corporation, and the signature set forth immediately preceding the certification is his true and genuine signature.

         IN WITNESS WHEREOF, I have hereunto signed my name effective as of May 16, 1997.


                                   /s/ BRUCE D. MacDONALD
                                   ------------------------------------
                                   Bruce D. MacDonald, President